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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under § 240.14a-12

Five Star Senior Living Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(2) Aggregate number of securities to which transaction applies:

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(5) Total fee paid:
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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Five Star Senior Living Inc.

Notice of 2017 Annual Meeting
of Stockholders and Proxy Statement

Monday, May 15, 2017 at 9:30 a.m., Eastern time
Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

Five Star Senior Living Inc.

It is our pleasure to invite you to join our Board of Directors and executive officers at Five Star Senior Living Inc.'s 2017 Annual Meeting of Stockholders in Newton, Massachusetts. The Company changed its corporate legal name from Five Star Quality Care, Inc. to Five Star Senior Living Inc. effective March 3, 2017. The enclosed Notice of 2017 Annual Meeting of Stockholders and Proxy Statement will provide you with information about our Company and the matters to be voted on at the 2017 Annual Meeting of Stockholders.

We are committed to effectively communicating with our stockholders and explaining the matters to be addressed at our 2017 Annual Meeting of Stockholders. This Proxy Statement includes a Question and Answer section with information that we believe may be useful to our stockholders.

Your support is important to us and to our Company. I encourage you to use telephone or internet methods or sign and return a proxy card/voting instruction form to authorize your proxy prior to the meeting so that your shares will be represented and voted at the meeting.

Thank you for being a stockholder and for your continued investment in our Company.

March 6, 2017

On behalf of the Board of Directors,

Donna D. Fraiche
Chair of the Nominating and Governance Committee

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

Monday, May 15, 2017

9:30 a.m., Eastern time

Two Newton Place, 255 Washington Street, Suite 100
Newton, Massachusetts 02458

ITEMS OF BUSINESS

1.
Elect the Director nominees identified in the accompanying Proxy Statement to the Company's Board of Directors;

2.
Hold an advisory vote to approve executive compensation;

3.
Hold an advisory vote on the frequency of future advisory votes to approve executive compensation;

4.
Approve the Five Star Senior Living Inc. Management Incentive Plan;

5.
Ratify the appointment of RSM US LLP as independent auditors to serve for the 2017 fiscal year; and

6.
Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

RECORD DATE

The Board of Directors set February 17, 2017 as the record date for the meeting. This means that owners of record of the common shares of the Company as of the close of business on that date are entitled to:

    •
    receive notice of the meeting; and

    •
    vote at the meeting and any postponements or adjournments of the meeting.

PROXY VOTING

Stockholders as of the close of business on the record date are invited to attend the 2017 Annual Meeting. All stockholders are encouraged to vote in advance of the 2017 Annual Meeting by using one of the methods described in the accompanying Proxy Statement.

March 6, 2017
Newton, Massachusetts

By Order of the Board of Directors,

Jennifer B. Clark
Secretary

Please promptly sign and return the proxy card or voting instruction form or use telephone or internet methods to authorize a proxy in advance of the 2017 Annual Meeting. See the "Voting Information" section on page 2 for information about authorizing a proxy by telephone or internet, or how to attend the 2017 Annual Meeting and vote your shares in person.

FIVE STAR SENIOR LIVING INC.     2017 Proxy Statement    1

VOTING INFORMATION

WE WANT TO HEAR FROM YOU – VOTE TODAY

Your vote is important.

ELIGIBILITY TO VOTE

You can vote if you were a stockholder of record at the close of business on February 17, 2017.

PROPOSALS THAT REQUIRE YOUR VOTE:

PROPOSAL		MORE INFORMATION	BOARD RECOMMENDATION	VOTES REQUIRED FOR APPROVAL

1	Election of Directors	Page 13	FOR	Plurality of all votes cast
2	Advisory Vote to Approve Executive Compensation*	Page 60	FOR	Majority of votes cast
3	Advisory Vote on Frequency of Future Advisory Votes to Approve Executive Compensation*	Page 61	THREE YEARS	Majority of votes cast
4	Approval of the Five Star Senior Living Inc. Management Incentive Plan	Page 62	FOR	Majority of votes cast
5	Ratification of Independent Auditors*	Page 65	FOR	Majority of votes cast

*
Non-binding advisory vote.

You can vote in advance in one of three ways:

via the internet
Visit www.proxyvote.com and enter your 16 digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m., Eastern time on May 14, 2017 to authorize a proxy VIA THE INTERNET.
by phone
Call 1-800-690-6903 if you are a stockholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m., Eastern time on May 14, 2017 to authorize a proxy BY TELEPHONE.
You will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.
by mail	Sign, date and return your proxy card if you are a stockholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the meeting is postponed or adjourned, these times will be extended to 11:59 p.m., Eastern time on the day before the reconvened meeting.

PLEASE VISIT: www.proxyvote.com

  •
  Review and download easy to read versions of our Proxy Statement and Annual Report.
  •
  Sign up for future electronic delivery to reduce the impact on the environment.

Important Note About Meeting Admission Requirements: If you plan to attend the meeting in person, see the answer to question 14 beginning on page 10 of "Questions and Answers" for important details on admission requirements.

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SUMMARY OF PROPOSALS

This summary highlights matters for consideration by stockholders at our 2017 Annual Meeting. You should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

BOARD NOMINEES (page 16)

Stockholders are being asked to elect the following Directors to our Company's Board of Directors.

NAME OF DIRECTOR	AGE	OCCUPATION	COMMITTEE MEMBERSHIPS

Barbara D. Gilmore*	66	Law Clerk at the United States Bankruptcy Court, Eastern Division of the District of Massachusetts	Audit (Chair), Compensation, Nominating and Governance and Quality of Care Committees
Barry M. Portnoy	71	Chairman of The RMR Group LLC	None

*
Independent Director

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (page 60)

Stockholders are being asked to approve the compensation of the Company's named executive officers through a non-binding advisory vote. In evaluating the Company's compensation process for 2016, the Compensation Committee generally considered the results of the advisory vote of the Company's stockholders on the compensation of the executive officers named in the proxy statement for the Company's 2016 Annual Meeting of Stockholders.

ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION (page 61)

Stockholders are being asked to vote on the frequency of future advisory votes to approve executive compensation through a non-binding advisory vote. The choices available under Section 14A of the Exchange Act are every year, every two years or every three years.

APPROVAL OF THE FIVE STAR SENIOR LIVING INC. MANAGEMENT INCENTIVE PLAN (page 62)

Stockholders are being asked to approve the Five Star Senior Living Inc. Management Incentive Plan. The Company's Board of Directors believes that the Management Incentive Plan may serve to encourage the executive officers of the Company to continue their efforts for the Company by providing opportunities for them to earn cash bonuses and share-based awards which are eligible to be treated as "qualified performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended.

FIVE STAR SENIOR LIVING INC.     2017 Proxy Statement    3

RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS INDEPENDENT AUDITORS (page 65)

Stockholders are being asked to ratify the appointment of RSM US LLP as independent auditors of Five Star Senior Living Inc. for the Company's fiscal year ending December 31, 2017. The Audit Committee evaluates the performance of the Company's independent auditors and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the cost, quality and efficiency of the services provided by the auditors and the auditors' technical expertise and knowledge of the Company's operations and industry. Based on its consideration of these matters, the Audit Committee has appointed RSM US LLP to serve as independent auditors for the fiscal year ending December 31, 2017.

4    FIVE STAR SENIOR LIVING INC.     2017 Proxy Statement

400 CENTRE STREET
NEWTON, MASSACHUSETTS 02458

March 6, 2017

PROXY STATEMENT

The Board of Directors (the "Board") is furnishing this Proxy Statement to solicit proxies to be voted at the 2017 Annual Meeting of Stockholders (the "2017 Annual Meeting") of Five Star Senior Living Inc., a Maryland corporation (together with its direct or indirect subsidiaries, the "Company," "we," "us" or "our"). The Company changed its corporate legal name from Five Star Quality Care, Inc. to Five Star Senior Living Inc. effective March 3, 2017. The meeting will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Monday, May 15, 2017, at 9:30 a.m., Eastern time.

The mailing address of the Company's principal executive offices is 400 Centre Street, Newton, Massachusetts 02458. The Company commenced mailing to its stockholders a Notice Regarding the Availability of Proxy Materials containing instructions on how to access the Company's Proxy Statement and its 2016 Annual Report on Form 10-K on or about March 6, 2017.

All properly executed written proxies, and all properly completed proxies submitted by telephone or internet, that are delivered pursuant to this solicitation will be voted at the 2017 Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to it being exercised at the meeting. These proxies also may be voted at any postponements or adjournments of the meeting.

Only owners of record of shares of common stock, par value $.01 per share, of the Company ("Common Shares") as of the close of business on February 17, 2017, the record date for the meeting (the "Record Date"), are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments of the meeting. Holders of the Common Shares are entitled to one vote for each Common Share held on the Record Date. On February 17, 2017, there were approximately 49,995,932 Common Shares issued and outstanding.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2017 ANNUAL MEETING TO BE HELD ON MONDAY, MAY 15, 2017.

The Notice of 2017 Annual Meeting, Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2016, are available at www.proxyvote.com.

FIVE STAR SENIOR LIVING INC.     2017 Proxy Statement    5

QUESTIONS AND ANSWERS

Proxy Materials and Voting Information

1. What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for the 2017 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2017 Annual Meeting, this Proxy Statement and the Company's Annual Report on Form 10-K to stockholders for the fiscal year ended December 31, 2016 (the "Annual Report" and, together with the other materials, the "proxy materials"). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.

A proxy statement is a document that the Securities and Exchange Commission ("SEC") regulations require the Company to give you when it asks you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy. We are asking you to designate the following three persons as your proxies for the 2017 Annual Meeting: Jennifer B. Clark, Secretary; Bruce J. Mackey Jr., President and Chief Executive Officer; and Katherine E. Potter, Senior Vice President and General Counsel.

2. What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company's registrar and transfer agent, Wells Fargo Shareowner Services, you are considered a stockholder of record of those shares. If you are a stockholder of record, you should receive only one notice or proxy card for all the Common Shares you hold in certificate form and in book entry form.

If your shares are held in an account you own at a bank or brokerage or you hold shares through another nominee, you are considered the "beneficial owner" of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Common Shares.

If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the Common Shares you hold of record and a separate voting instruction form for the shares from the bank, broker or other nominee through which you own Common Shares.

3. What different methods can I use to vote?

By Written Proxy. All stockholders of record can submit voting instructions by written proxy card. If you are a stockholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m., Eastern time on May 14, 2017 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time on the day immediately preceding the date of the reconvened meeting.

By Telephone or Internet. All stockholders of record also can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other

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nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate stockholder identities, to allow stockholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m., Eastern time on May 14, 2017 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time on the day immediately preceding the date of the reconvened meeting.

In Person. All stockholders of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 15.

4. Who may vote at the 2017 Annual Meeting?

Holders of record of Common Shares as of the close of business on February 17, 2017, the Record Date, may vote at the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the Record Date.

5. What are my voting choices for each of the proposals to be voted on at the 2017 Annual Meeting and what are the voting standards?

Proposal	Voting Choices and Board Recommendation	Voting Standard

Item 1: Election of Directors

•

vote in favor of both Director nominees;

•

withhold your vote for both Director nominees; or

•

vote in favor of one Director nominee and withhold your vote for the other Director nominee.

The Board recommends a vote FOR both Director nominees.

Plurality of all votes cast
Item 2: Advisory Vote to Approve Executive Compensation*	• vote in favor of the proposal; • vote against the proposal; or • abstain from voting on the proposal. The Board recommends a vote FOR the advisory vote to approve executive compensation.	Majority of votes cast
Item 3: Advisory Vote on the Frequency of Future Stockholder Advisory Votes to Approve Executive Compensation*

•

vote in favor of every year as the frequency;

•

vote in favor of every two years as the frequency;

•

vote in favor of every three years as the frequency; or

•

abstain from voting on the proposal.

The Board recommends a vote for every THREE YEARS as the frequency of future advisory votes to approve executive compensation.

Majority of votes cast
Item 4: Approval of the Five Star Senior Living Inc. Management Incentive Plan

•

vote in favor of the management incentive plan;

•

vote against the management incentive plan; or

•

abstain from voting on the management incentive plan.

The Board recommends a vote FOR the approval of the Five Star Senior Living Inc. Management Incentive Plan.

Majority of votes cast
Item 5: Ratification of the Appointment of RSM US LLP as Independent Auditors**	• vote in favor of the ratification; • vote against the ratification; or • abstain from voting on the ratification. The Board recommends a vote FOR the ratification.	Majority of votes cast

*
As advisory votes, the proposal to approve executive compensation and the proposal on the frequency of future advisory votes are not binding upon the Company. Our Compensation Committee, which is 100% comprised of Independent Directors and is responsible for designing and administering the Company's executive compensation program, and our Board value the opinions

FIVE STAR SENIOR LIVING INC.     2017 Proxy Statement    7

  expressed by stockholders and will consider the outcome of these votes, among other factors, when making future compensation decisions.

**
Our Audit Committee, which is 100% comprised of Independent Directors, appoints the Company's independent auditors. Your vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee values the opinions of the Company's stockholders and may reconsider its prior appointment of the independent auditors or consider the results of this stockholder vote, among other factors, when it determines to appoint the Company's independent auditors in the future.

6. What if I am a stockholder of record and do not specify a choice for a matter when returning a proxy card or authorizing a proxy by internet or telephone?

If you return a signed proxy card or authorize a proxy by internet or telephone and do not specify a choice for a matter, you will be instructing your proxy to vote in the manner recommended by the Board on that matter:

  •
  FOR the election of both Director nominees identified in this Proxy Statement;

  •
  FOR the advisory vote to approve executive compensation;

  •
  THREE YEARS as the frequency of future advisory votes to approve executive compensation;

  •
  FOR the approval of the Five Star Senior Living Inc. Management Incentive Plan; and

  •
  FOR the proposal to ratify the appointment of RSM US LLP as independent auditors.

7. What if I am a beneficial owner and do not give voting instructions to my broker?

If you are a beneficial owner and do not provide voting instructions to your bank, broker or other nominee, the following applies:

Non-Discretionary Items. The election of Directors, the advisory vote to approve executive compensation, the advisory vote on frequency of future advisory votes to approve executive compensation and the approval of the Five Star Senior Living Inc. Management Incentive Plan are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. The result of the inability of a broker, bank or other nominee to vote on a non-discretionary item for which it has not received specific voting instructions from beneficial owners is referred to as a broker non-vote.

Discretionary Items. The ratification of the appointment of RSM US LLP as independent auditors is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

8. What is a quorum? How are abstentions and broker non-votes counted?

A quorum of stockholders is required for stockholders to take action at the 2017 Annual Meeting. The presence, in person or by proxy, of stockholders entitled to cast one-third of all the votes entitled to be cast at the 2017 Annual Meeting constitutes a quorum.

Abstentions and broker non-votes are included in determining whether a quorum is present. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of any Item to be voted on at the 2017 Annual Meeting. A proxy marked "WITHHOLD" with

8    FIVE STAR SENIOR LIVING INC.     2017 Proxy Statement

respect to Item 1 will have the same effect as an abstention. Broker non-votes are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Item 1, 2, 3 or 4. There can be no broker non-votes on Item 5 as it is a matter on which, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on your behalf.

9. What may I do if I change my mind after I authorize a proxy to vote my shares?

Stockholders have the right to revoke a proxy at any time before it is voted at the 2017 Annual Meeting, subject to the proxy voting deadlines described above. Stockholders may revoke a proxy by authorizing a proxy again on a later date by internet or by telephone (only the last internet or telephone proxy submitted prior to the meeting will be counted) or by signing and returning a later dated proxy card or by attending the meeting and voting in person. If you are a beneficial owner, see the response to question 15.

A stockholder's attendance at the 2017 Annual Meeting will not revoke that stockholder's proxy unless that stockholder votes again at the meeting or sends an original written statement to the Secretary of the Company revoking the prior proxy. An original written notice of revocation or subsequent proxy should be delivered to Five Star Senior Living Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, Attention: Secretary, or hand delivered to the Secretary before the taking of the vote at the 2017 Annual Meeting.

Beneficial owners who wish to change their votes should contact the organization that holds their shares.

10. Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2017 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of the 2017 Annual Meeting.

Instead of receiving future copies of the proxy materials by mail, stockholders of record and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will save us the cost of printing and mailing documents, and also will give you an electronic link to the proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.

11. When will the Company announce the voting results?

The Company will report the final results in a Current Report on Form 8-K filed with the SEC following the completion of the 2017 Annual Meeting.

12. How are proxies solicited and what is the cost?

The Company bears all expenses incurred in connection with the solicitation of proxies. We will request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.

Proxies may also be solicited, without additional compensation, by the Company's Directors, officers and employees, and by The RMR Group LLC ("RMR LLC"), its officers and employees and its parent's and subsidiaries' directors, officers and employees, by mail, telephone or other electronic means or in person.

FIVE STAR SENIOR LIVING INC.     2017 Proxy Statement    9

13. What is householding?

As permitted by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), we may deliver only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2017 Annual Meeting, this Proxy Statement and the Annual Report to Stockholders residing at the same address, unless the stockholders have notified us of their desire to receive multiple copies of those documents. This practice is known as "householding."

We will deliver a separate copy of any of those documents to you if you write to the Company at Five Star Senior Living Inc., 400 Centre Street, Newton, Massachusetts 02458, Attention: Investor Relations, or call the Company at (617) 796-8245. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

2017 Annual Meeting Information

14. How do I attend the 2017 Annual Meeting in person?

IMPORTANT NOTE: If you plan to attend the 2017 Annual Meeting, you must follow these instructions to ensure admission.

All attendees need to bring photo identification for admission. Please note that cameras and audio or video recorders are not permitted at the meeting. Any cell phones, pagers or similar electronic devices must be shut off for the duration of the meeting.

Attendance at the meeting is limited to the Company's Directors and officers, stockholders as of the Record Date (February 17, 2017) or their duly authorized representatives or proxies, and persons permitted by the Chairman of the meeting.

  •
  Record owners: If you are a stockholder who holds shares directly, you need not present any documentation to attend the 2017 Annual Meeting, other than photo identification.

  •
  Beneficial owners: If you are a stockholder who holds shares indirectly through a brokerage firm, bank or other nominee, you may be required to present evidence of your beneficial ownership of shares. For this purpose, a letter or account statement from the applicable brokerage firm, bank or other nominee confirming such ownership will be acceptable. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 15.

  •
  Authorized named representatives: If you are a stockholder as of the Record Date and intend to appoint an authorized named representative to attend the meeting on your behalf, including if you are a corporation, partnership, limited liability company or other entity, you must notify us of your intent by regular mail to our Secretary, by e-mail to secretary@5sqc.com or by fax to (617) 796-8385. Requests for authorized named representatives to attend the meeting must be received no later than Monday, May 8, 2017, or if the meeting is postponed or adjourned to a later date on or before the 5th business day before the reconvened meeting.

Please include the following information when submitting your request:

(1)
Your name and complete mailing address;

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  (2)
  Proof that you owned shares of the Company as of February 17, 2017 (such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage firm account statement or a letter from the bank, broker or other nominee holding your shares); and

  (3)
  A signed authorization appointing such individual to be your authorized named representative at the meeting, which includes the name, address, telephone number and e-mail address of the authorized named representative.

Upon receipt of proper documentation, you and your named representative will receive confirmation that your named representative has been authorized to attend the meeting. For admission to the meeting, the photo ID presented must match the documentation provided in response to item (3) above. The Company reserves the right to limit the number of representatives who may attend the meeting.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 796-8245.

15. How can I vote in person at the meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the 2017 Annual Meeting, you need a legal proxy from your bank, broker or other nominee. You also need to follow the procedures described in the response to question 14 and to bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 14. However, you will not be able to vote your shares at the meeting without a legal proxy. The Company encourages you to vote your shares in advance, even if you intend to attend the meeting.

Company Documents, Communications and Stockholder Proposals

16. How can I view or request copies of the Company's SEC filings and other documents?

You can visit our website to view our SEC filings and our Governance Guidelines, Board committee charters and Code of Business Conduct and Ethics (the "Code"). To view these documents, go to www.fivestarseniorliving.com, click on "Investor Relations" and then click on "Governance." To view the Company's SEC filings and Forms 3, 4 and 5 filed by the Company's Directors and executive officers go to www.fivestarseniorliving.com, click on "Investor Relations" and then click on "SEC Filings."

We will deliver free of charge, upon request, a copy of the Company's Governance Guidelines, Board committee charters, Code or Annual Report to any stockholder requesting a copy. Requests should be directed to the Company's Investor Relations Department at 400 Centre Street, Newton, Massachusetts 02458.

17. How can I communicate with the Company's Directors?

Any stockholder or other interested person who wants to communicate with the Company's Directors, individually or as a group, should fill out a report at the Company's website, www.fivestarseniorliving.com, call the Company's toll free confidential message system at (866) 230-1286, write to the party for whom

FIVE STAR SENIOR LIVING INC.     2017 Proxy Statement    11

the communication is intended, c/o Secretary, Five Star Senior Living Inc., 400 Centre Street, Newton, Massachusetts 02458 or email secretary@5sqc.com. The communication will then be delivered to the appropriate party or parties.

18. How do I submit a proposal for action at the 2018 Annual Meeting of Stockholders?

A proposal for action to be presented by any stockholder at the Company's 2018 Annual Meeting of Stockholders must be submitted as follows:

  •
  For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at the Company's principal executive offices by November 6, 2017.

  •
  If the proposal is not to be included in the proxy statement pursuant to Rule 14a-8, the proposal must be made in accordance with the procedures and requirements set forth in our Amended and Restated Bylaws (our "Bylaws") and must be received by the Company not later than 5:00 p.m. Eastern time on November 6, 2017 and not earlier than October 7, 2017.

Proposals should be sent to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a stockholder proposal, see page 35 of this Proxy Statement.

12    FIVE STAR SENIOR LIVING INC.     2017 Proxy Statement

ELECTION OF DIRECTORS (ITEM 1)

The Board serves as the decision making body of the Company, except for those matters reserved to the stockholders. The Board selects and oversees the Company's officers, who are charged by the Board with conducting the day to day business of the Company.

Election Process

In accordance with our Articles of Amendment and Restatement (our "Charter") and our Bylaws, the Board consists of five members. Pursuant to our Bylaws, three of our Directors are Independent Directors and two of our Directors are Managing Directors. Our Charter provides that the Board is divided into three groups, with Directors in each group serving for a term that expires at the third Annual Meeting of Stockholders following his or her election and until a successor is elected and qualifies.

A plurality of all the votes cast at the meeting is required to elect a Director at the 2017 Annual Meeting.

Director Nominations

The Nominating and Governance Committee is responsible for identifying and evaluating nominees for Director and for recommending to the Board nominees for election at each Annual Meeting of Stockholders. The Nominating and Governance Committee may consider candidates suggested by the Company's Directors, officers or stockholders or by others.

Stockholder Recommendations for Nominees. Stockholders who would like to recommend a nominee for the position of Director should submit their recommendations in writing by mail to the Chair of the Nominating and Governance Committee, c/o Five Star Senior Living Inc., Secretary, at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by e-mail to secretary@5sqc.com. A stockholder's recommendation should include any information that the recommending stockholder believes relevant to the Nominating and Governance Committee's consideration. The Nominating and Governance Committee may request additional information about the stockholder recommended nominee or about the stockholder recommending the nominee. Recommendations by stockholders will be considered by the Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.

Stockholder Nominations for Directors. Our Bylaws also provide that a stockholder of the Company may nominate a person for election to the Board provided the stockholder complies with the advance notice provisions set forth in our Bylaws, which include, among other things, requirements as to the proposing stockholder's timely delivery of advance notice, continuous requisite ownership of Common Shares and submission of specified documentation and information. For more information on how stockholders can nominate Directors for election to the Board, see "Stockholder Nominations and Other Proposals" on page 35.

Director Qualifications

Directors are responsible for overseeing the Company's business. This significant responsibility requires highly skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements that are applicable to all Directors, qualifications applicable to Independent Directors and other skills and experience that should be represented on the Board as a whole, but not necessarily by each Director. In accordance with our Charter and Bylaws, the Board consists of five Directors: two Managing Directors and three Independent Directors. Independent Directors are not employees of the Company or RMR LLC, are not involved in the Company's day to day activities and are persons who qualify as independent under the applicable rules of The NASDAQ Stock Market LLC ("Nasdaq") and the SEC. Managing Directors are Directors who have been employees or

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officers of the Company or RMR LLC or have been involved in the Company's day to day activities for at least one year prior to their election. The Board and the Nominating and Governance Committee consider the qualifications of Directors and Director candidates individually and in the broader context of the Board's overall composition and the Company's current and future needs.

Qualifications for All Directors

In its assessment of each potential candidate, including those recommended by stockholders, the Nominating and Governance Committee considers the potential nominee's integrity, experience, achievements, judgment, intelligence, competence, personal character, likelihood that a candidate will be able to serve on the Board for an extended period and other matters that the Nominating and Governance Committee deems appropriate. The Nominating and Governance Committee also takes into account the ability of a potential nominee to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and Nominating and Governance Committee require that each Director candidate be a person of high integrity with a proven record of success in his or her field. Each Director candidate must demonstrate the ability to make independent analytical inquiries, familiarity with and respect for corporate governance requirements and practices and a commitment to serving the Company's long term best interests. In addition, the Nominating and Governance Committee may conduct interviews of potential Director candidates to assess intangible qualities, including the individual's ability to ask appropriate questions and to work collegially. The Board does not have a specific diversity policy in connection with the selection of nominees for Director, but due consideration is given to the Board's overall balance of diversity of perspectives, backgrounds and experiences.

In addition to other criteria, our Bylaws require that Director candidates submit any additional information required in connection with the Company's regulation by state healthcare regulatory authorities.

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Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company's long term interests. The following table summarizes certain key characteristics of the Company's business and the associated qualifications, attributes, skills and experience that the Board believes should be represented on the Board.

Business Characteristics	Qualifications, Attributes, Skills and Experience

The Board's responsibilities include understanding and overseeing the various risks facing the Company and ensuring that appropriate policies and procedures are in place to effectively manage those risks.	• Risk oversight/management expertise. • Service on other public company boards and committees. • Operating business experience.

The Company's business requires knowledge of the healthcare and senior living industries and related factors impacting those industries.	• Understanding of, and work experience in, the healthcare and senior living industries. • Familiarity with service-based industries.

The Board must constantly evaluate the Company's strategic direction in light of current healthcare policy trends and expected regulatory changes.

•

Experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing.

•

Commitment to serve on the Board over a period of years in order to develop knowledge about the Company's operations.

•

Understanding of healthcare policy, trends and regulations and their impact on the Company's business and strategic plans.

The Company's business involves complex financial and real estate transactions.

•

High level of financial literacy.

•

Knowledge of commercial real estate industry.

•

Familiarity with healthcare regulation trends and activity.

•

Management/leadership experience.

•

Knowledge of the Company's historical business activities.

•

Familiarity with the public capital markets.

•

Work experience.

The Board meets frequently and, at times, on short notice to consider time sensitive issues.	• Sufficient time and availability to devote to Board and committee matters. • Practical wisdom and mature judgment.

The Board is comprised of two Managing Directors and three Independent Directors.	• Qualifying as a Managing Director in accordance with the requirements of our Bylaws. • Qualifying as an Independent Director in accordance with the requirements of Nasdaq, the SEC and our Bylaws.

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2017 Nominees for Director

The following table sets forth the names of the Director nominees and those Directors who will continue to serve after the 2017 Annual Meeting:

Name	Position	Group	Current Term Expires

Barbara D. Gilmore*	Independent Director	I	2017
Barry M. Portnoy*	Managing Director	I	2017
Donna D. Fraiche	Independent Director	II	2018
Gerard M. Martin	Managing Director	II	2018
Bruce M. Gans, M.D.	Independent Director	III	2019

*
2017 Director nominee

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Ms. Barbara D. Gilmore for election as an Independent Director in Group I and Mr. Barry M. Portnoy for election as a Managing Director in Group I. Each Director nominee currently serves on the Board. If elected, each nominee would serve until the Company's 2020 Annual Meeting of Stockholders and until his or her successor is elected and qualifies, subject to his or her earlier death, resignation, retirement, disqualification or removal.

We expect each nominee for election as a Director will be able to serve if elected. However, if a nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by the Board.

The Board believes that the combination of the various qualifications, attributes, skills and experiences of the Director nominees would contribute to an effective Board serving the Company's long term best interests. The Board and the Nominating and Governance Committee believe that the Director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company's management. Below is a summary of the key experiences, qualifications, attributes and skills that led the Nominating and Governance Committee and the Board to conclude such persons are currently qualified to serve as a Director.

The Board of Directors recommends a vote "FOR" the election of both Director nominees.

Directors and Executive Officers

The following is some important biographical information, including the ages and recent principal occupations, as of February 17, 2017, of the Company's Directors, Director nominees and executive officers. The business address of the Directors, Director nominees and executive officers is c/o Five Star Senior Living Inc., 400 Centre Street, Newton, Massachusetts 02458. Included in each Director's biography below are the attributes of that Director consistent with the qualifications, attributes, skills and experience the Board has determined are important to be represented on the Board. For a general discussion of the particular Director qualifications, attributes, skills and experience, and the process for selecting and nominating individuals for election to serve as a Director, please see "Election of Directors" beginning on page 13.

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Director Nominees

Barbara D. Gilmore

Independent Director since 2004

Group/Term: Group I with a term expiring at the 2017 Annual Meeting

Age: 66

Board Committees: Audit (Chair); Compensation; Nominating and Governance; Quality of Care

Other Public Company Boards: TravelCenters of America LLC (since 2007); Government Properties Income Trust (since 2009)

Ms. Gilmore has served as a professional law clerk at the United States Bankruptcy Court, Eastern Division of the District of Massachusetts, since 2015, and prior to that, at the United States Bankruptcy Court, Central Division of the District of Massachusetts, from 2001 to 2015. Ms. Gilmore was a partner of the law firm of Sullivan & Worcester LLP from 1993 to 2000, during which time she was appointed and served as trustee or examiner in various cases involving business finance matters. Ms. Gilmore was also a registered nurse and practiced and taught nursing for several years before attending law school and her practice at Sullivan & Worcester LLP included representation of businesses in the healthcare sector.

Specific Qualifications, Attributes, Skills and Experience:

•

experience in and knowledge of the healthcare industry;

•

professional skills and experience in legal, business finance and healthcare regulatory matters and nursing;

•

work on public company boards and board committees;

•

institutional knowledge earned through prior service on the Board; and

•

qualifying as an Independent Director in accordance with the requirements of Nasdaq, the SEC and our Bylaws.

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Barry M. Portnoy

Managing Director since 2001

Group/Term: Group I with a term expiring at the 2017 Annual Meeting

Age: 71

Other Public Company Boards: Hospitality Properties Trust (since 1995); Senior Housing Properties Trust (since 1999); Select Income REIT (since 2011); RMR Real Estate Income Fund, including its predecessor funds (since 2002); TravelCenters of America LLC (since 2006); Government Properties Income Trust (since 2009); The RMR Group Inc. (since 2015)

Mr. Portnoy has been one of the managing directors of The RMR Group Inc. ("RMR Inc.") since shortly after its formation in 2015. Mr. Portnoy is a chairman of RMR LLC and was a director of RMR LLC from its founding in 1986 until June 5, 2015, when RMR LLC became a majority owned subsidiary of RMR Inc. and RMR Inc. became RMR LLC's managing member. Mr. Portnoy is an owner and trustee of ABP Trust, the controlling shareholder of RMR Inc. Mr. Portnoy has been a director of Tremont Realty Advisors LLC since March 2016, chairman of RMR Advisors LLC since 2015 and a director and a vice president of RMR Advisors LLC since its founding in 2002. Mr. Portnoy has been an owner and director of Sonesta International Hotels Corporation since 2012. Mr. Portnoy was a trustee of Equity Commonwealth from its founding in 1986 until 2014. Prior to his becoming a full time employee of RMR LLC in 1997, Mr. Portnoy was a partner in, and chairman of, the law firm of Sullivan & Worcester LLP.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability;

•

extensive experience in, and knowledge of, the senior living industry and commercial real estate industry;

•

leadership position with RMR LLC;

•

extensive public company director service;

•

professional skills and expertise in, among other things, legal and regulatory matters;

•

institutional knowledge earned through prior service on the Board and in key leadership positions with RMR LLC; and

•

qualifying as a Managing Director in accordance with the requirements of our Bylaws.

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Directors

Donna D. Fraiche

Independent Director since 2010

Group/Term: Group II with a term expiring at the 2018 Annual Meeting of Stockholders

Age: 65

Board Committees: Audit; Compensation; Nominating and Governance (Chair); Quality of Care

Other Public Company Boards: Hospitality Properties Trust (since 2015); Select Income REIT (since 2012)

Ms. Fraiche is a shareholder in the law firm of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC and has practiced law with that firm since 2004. Previously, Ms. Fraiche practiced law with the firm now known as Locke Lord LLP in New Orleans. Ms. Fraiche is currently president of the Louisiana State Supreme Court Historical Society. She was recently appointed to the American Hospital Association Council on Governance and is a past president and a fellow of the American Health Lawyer's Association. She is a former chair of the Louisiana Health Care Commission and has previously served as chair of the Long Term Community Planning Task Force and Health Care Committee of the Louisiana Recovery Authority, delegate of the Louisiana Recovery Authority to the Louisiana Health Care Redesign Collaborative, and past chair of the board of trustees of Loyola University, among numerous other business and civic responsibilities. She serves on the executive board and on the investments committee of the Baton Rouge Area Foundation and the executive committee and real estate committee of Women's Hospital. Ms. Fraiche also serves as honorary consul general for Japan in New Orleans.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in and knowledge of the healthcare industry;

•

professional legal skills;

•

many leadership roles and experiences, including her service in numerous public policy and civic leadership roles;

•

work on public company boards and board committees;

•

institutional knowledge earned through prior service on the Board; and

•

qualifying as an Independent Director in accordance with the requirements of Nasdaq, the SEC and our Bylaws.

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Gerard M. Martin

Managing Director since 2001

Group/Term: Group II with a term expiring at the 2018 Annual Meeting of Stockholders

Age: 82

Board Committees: Quality of Care

Other Public Company Boards: None

Mr. Martin was the founder and chairman of Greenery Rehabilitation Group, Inc., a company in the business of owning and operating nursing homes and health rehabilitation facilities, which was publicly owned and first listed on Nasdaq and then the New York Stock Exchange between 1985 and 1993. Mr. Martin is the owner and treasurer of North Atlantic Medical Services, Inc., a private company in the business of providing diagnostic cardiac, respiratory and oxygen services, equipment and products for the care of patients in their homes or medical facilities. Mr. Martin served as a director and vice president of RMR Advisors LLC, an SEC registered investment adviser, from 2002 to 2015, and a director of RMR LLC and its predecessors from 1986 to 2015. Mr. Martin was also an interested trustee of the RMR Funds Series Trust, the RMR Real Estate Income Fund and its predecessor funds from shortly after their formation (the earliest of which was in 2002) until 2009.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in and knowledge of the healthcare industry;

•

experience as an operator of nursing facilities;

•

extensive public company director service;

•

institutional knowledge earned through prior service on the Board and in key leadership positions with RMR LLC; and

•

qualifying as a Managing Director in accordance with the requirements of our Bylaws.

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Bruce M. Gans, M.D.

Independent Director since 2001

Group/Term: Group III with a term expiring at the 2019 Annual Meeting of Stockholders

Age: 70

Board Committees: Audit; Compensation (Chair); Nominating and Governance; Quality of Care (Chair)

Other Public Company Boards: None

Dr. Gans has been executive vice president and chief medical officer at the Kessler Institute for Rehabilitation since 2001 and national medical director for Rehabilitation Select Medical, the parent company of the Kessler Institute since 2003. He is also a professor of physical medicine and rehabilitation at Rutgers University—New Jersey Medical School. Dr. Gans was an independent trustee of Hospitality Properties Trust from 2009 until 2015. Dr. Gans has also served as president and chief executive officer of the Rehabilitation Institute of Michigan. In Dr. Gans's extensive academic career, he has served as professor of physical medicine and rehabilitation at a number of universities, in addition to his current position at Rutgers University—New Jersey Medical School. Dr. Gans is editor of a standard medical textbook on physical medicine and rehabilitation, which is now in its fifth edition, and he has written or coauthored more than forty articles in peer-reviewed publications and twenty-eight abstracts and has served on editorial boards for many medical journals, including serving as the associate editor of the American Journal of Physical Medicine and Rehabilitation. Dr. Gans has testified before the Senate Committee on Veterans' Affairs and has been called on to serve on technical expert panels and to advise the Medicare Payment Advisory Commission, the independent congressional agency established in 1997 to advise the U.S. Congress on issues affecting the Medicare program. Dr. Gans has also served as president of the American Academy of Physical Medicine and Rehabilitation, a medical society with more than 7,500 members, and as a leader in numerous other professional organizations.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability, including through his service in many healthcare management, professional, academic and civic leadership positions;

•

business experience as the chief executive of a large medical organization;

•

extensive experience in and knowledge of the healthcare industry and healthcare public policy matters;

•

work on public company boards and board committees;

•

many academic and professional achievements;

•

institutional knowledge earned through prior service on the Board; and

•

qualifying as an Independent Director in accordance with the requirements of Nasdaq, the SEC and our Bylaws.

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Executive Officers

Bruce J. Mackey Jr.

President and Chief Executive Officer since 2008

Age: 46

Mr. Mackey previously served as the Company's Chief Financial Officer and Treasurer from 2001 until 2008. Mr. Mackey has been an executive vice president of RMR LLC since 2011, a senior vice president of RMR LLC from 2006 to 2011 and was vice president of RMR LLC from 2001 to 2006. Prior to 2001, he served in various capacities for RMR LLC and its affiliates. Mr. Mackey is a certified public accountant.

Richard A. Doyle, Jr.

Chief Financial Officer and Treasurer since 2016

Age: 48

Mr. Doyle previously served as chief financial officer and treasurer of SNH from 2007 through 2015. He previously served as the Company's Director of Financial Reporting from 2005 to 2006. Prior to that, Mr. Doyle was employed by Sun Life Financial in positions involving finance and accounting for 10 years. He has also been employed as a senior vice president of RMR LLC since 2007 and an employee of RMR LLC since 2006. Mr. Doyle holds an MBA degree and is a certified public accountant.

R. Scott Herzig

Senior Vice President and Chief Operating Officer since 2012

Age: 48

Mr. Herzig previously served as the Divisional Vice President of the Company's Western Division from 2007 to 2012, and prior to that served as one of the Company's regional directors of operations from 2000 to 2007.

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Katherine E. Potter

Senior Vice President and General Counsel since 2016

Age: 41

Ms. Potter previously served as Vice President, General Counsel and Assistant Secretary of the Company from 2012 to 2016. Ms. Potter has practiced law for over ten years, focusing on corporate, securities, mergers and acquisitions, corporate governance and other transactional matters. Ms. Potter was an associate at the law firm of Sullivan & Worcester LLP from 2005 to 2011, and was an attorney at the law firm of Burns & Levinson LLP from 2011 to 2012.

There are no family relationships among any of the Company's Directors or executive officers. The Company's executive officers serve at the discretion of the Board.

RMR LLC provides management services to public and private companies, including the Company, Government Properties Income Trust, Hospitality Properties Trust, Select Income REIT, Senior Housing Properties Trust, TravelCenters of America LLC, Sonesta International Hotels Corporation and Affiliates Insurance Company. Government Properties Income Trust is a public real estate investment trust ("REIT") that primarily invests in properties that are majority leased to government tenants ("GOV"). Hospitality Properties Trust is a public REIT that owns hotels and travel centers ("HPT"). Select Income REIT is a public REIT that primarily owns net leased, single tenant properties ("SIR"). Senior Housing Properties Trust is a public REIT that primarily owns healthcare, senior living and medical office buildings ("SNH"). TravelCenters of America LLC is a public real estate based operating company in the travel center, convenience store and restaurant businesses ("TA"). Sonesta International Hotels Corporation is a private company that operates and franchises hotels, resorts and cruise ships. Affiliates Insurance Company is a private Indiana insurance company ("AIC"). RMR LLC is a majority owned subsidiary of RMR Inc., a public company whose controlling shareholder is ABP Trust, which is majority owned by one of our Managing Directors and to which RMR LLC provides management services. RMR Advisors LLC, a subsidiary of RMR LLC, is an SEC registered investment adviser to the RMR Real Estate Income Fund, which is an investment company registered under the Investment Company Act of 1940, as amended. Tremont Realty Advisors LLC, a subsidiary of RMR LLC, is an SEC registered investment advisor that advises private funds and separately managed accounts that invest in commercial real estate debt, including secured mortgage debt and mezzanine financing opportunities. The foregoing entities may be considered to be affiliates of the Company.

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DIRECTOR COMPENSATION

The Compensation Committee is responsible for reviewing and determining the Common Share awards granted to Directors and making recommendations to the Board regarding cash compensation paid to Directors in each case for Board, committee and committee chair services. Managing Directors do not receive cash compensation for their services as Directors but do receive Common Share awards for their Board service. The number of Common Shares awarded to each Managing Director for Board service is the same as the number awarded to each Independent Director.

All Directors receive compensation in Common Shares to align the interests of Directors with those of the Company's stockholders. To this end, the Company's Governance Guidelines codify its expectation that, subject to certain exemptions, each Director retain at least 50,000 Common Shares within five years of the later of: (i) September 30, 2014 or (ii) the Annual Meeting of Stockholders at which the Director was initially elected or, if earlier, the first Annual Meeting of Stockholders following the initial appointment of the Director to the Board.

In determining the amount and composition of Director compensation, the Compensation Committee and the Board take various factors into consideration, including, but not limited to, the responsibilities of Directors generally, as well as for service on committees and as committee chairs, and the forms of compensation paid to directors or trustees by comparable companies, including the compensation of directors and trustees of other companies managed by RMR LLC. The Board reviews the Compensation Committee's recommendations regarding Independent Director cash compensation and determines the amount of such compensation.

2016 Annual Director Compensation

Each Independent Director received an annual fee of $40,000 for services as a Director, plus a fee of $1,000 for each meeting attended prior to May 23, 2016 and a fee of $1,250 for each meeting attended on or after May 23, 2016. Up to two $1,000 or $1,250 fees, as applicable, were or are paid if a Board meeting and one or more Board committee meetings, or two or more Board committee meetings, were or are held on the same date. Each Independent Director and Managing Director received an award of 10,000 Common Shares in 2016.

Each Independent Director who served as a committee chair of the Board's Audit, Quality of Care, Compensation or Nominating and Governance Committees received an additional annual fee of $20,000, $20,000, $10,000 and $10,000, respectively. Directors are reimbursed for travel expenses they incur in connection with their duties as Directors and for out of pocket costs they incur in connection with their attending certain continuing education programs.

The following table details the total compensation of the Directors for the year ended December 31, 2016 for services as a Director.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)

Donna D. Fraiche	$88,250	$20,000	$—	$108,250
Bruce M. Gans, M.D.	108,250	20,000	—	128,250
Barbara D. Gilmore	105,750	20,000	—	125,750
Gerard M. Martin(3)	—	20,000	—	20,000
Barry M. Portnoy(3)	—	20,000	—	20,000

(1)
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Director. In addition to the $40,000 annual cash fees, each of Ms. Fraiche, Dr. Gans and Ms. Gilmore earned an additional $10,000, $30,000 and $20,000 respectively, for service as a committee chair in 2016. Ms. Fraiche, Dr. Gans

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  and Ms. Gilmore earned an additional $38,250 in fees for meetings attended in 2016. Ms. Gilmore also received a fee of $7,500 for serving as the Chair of the Special Committee of the Board that was formed in connection with the Company's consideration and negotiation of the transaction agreement entered into with SNH in June 2016 relating to certain sale leaseback and purchases of senior living communities and the amendment of certain management agreements and related transactions, which are further described elsewhere in this Proxy Statement under "Certain Related Person Transactions."

(2)
Equals 10,000 Common Shares multiplied by the closing price of such shares on the award date, May 23, 2016. Amounts shown are also the compensation cost for the award recognized by the Company for financial reporting purposes pursuant to Financial Accounting Standards Board Accounting Standards CodificationTM Topic 718, "Compensation—Stock Compensation" ("ASC 718") (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the grant). No assumptions were used in this calculation. All Common Share awards to Directors vest at the time the award is granted.

(3)
Managing Directors do not receive cash compensation for their services as Directors.

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CORPORATE GOVERNANCE

The Company is committed to corporate governance which promotes the long term interests of our stockholders, strengthens Board and management accountability and helps build trust of investors and others in the Company. The Board has established Governance Guidelines which provide a framework for effective governance. The guidelines address matters such as general qualification standards for the Board, Director responsibilities, Board meetings and communications, Board committees, Director access to management and independent advisers, Director compensation and share ownership guidelines, Director orientation and continuing education, executive development and succession planning, related person transactions, annual performance evaluation of the Board and other matters. The Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.

The governance section of our website makes available our corporate governance materials, including the Governance Guidelines, the charter for each Board committee, the Code and information about how to report matters directly to management, the Board or the Audit Committee. To access these documents on the Company's website, www.fivestarseniorliving.com, click on "Investor Relations" and then "Governance." In addition, instructions on how to obtain copies of the Company's corporate governance materials are included in the response to question 16 in the "Questions and Answers" section on page 11.

Board Leadership Structure

The Board is comprised of five Directors, including three Independent Directors and two Managing Directors. All Directors play an active role in overseeing the Company's business both at the Board and committee levels. As set forth in the Company's Governance Guidelines, the core responsibility of our Directors is to exercise sound, informed and independent business judgment in overseeing the Company and its strategic direction. Our Directors are skilled and experienced leaders and currently serve or have served as members of senior management in public and private for profit organizations and law firms, and have also served in academia. Our Directors may be called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of the Company's officers and advisors. The Board is small, which facilitates informal discussions and communication from management to the Board and among Directors.

We do not have a Chairman of the Board or a lead Independent Director. Our President and Chief Executive Officer, Chief Financial Officer and Treasurer, Senior Vice President and Chief Operating Officer and Senior Vice President and General Counsel are not members of the Board, but they regularly attend Board and Board committee meetings, as does our Director of Internal Audit. Other officers of the Company may also attend Board and Board committee meetings as, on occasion, may officers of RMR LLC, in each case at the invitation of the Board or Board committees. The Company's President and Chief Executive Officer, any Managing Director or any two Independent Directors may call a special meeting of the Board. Our Managing Directors, in consultation with the Company's management, set the agenda for Board meetings. Any Director may suggest agenda items and raise other matters at meetings. Discussions at Board meetings are led by the Managing Director or Independent Director who is most knowledgeable on a subject.

Pursuant to the Company's Governance Guidelines, the Company's Independent Directors are expected to meet in regularly scheduled meetings at which only Independent Directors are present. It is expected that these executive sessions will occur at least twice per year in conjunction with regularly scheduled Board meetings. The presiding Director at these meetings is the Chair of the Audit Committee, unless the Independent Directors in attendance select another Independent Director to preside. Our Independent Directors also meet to consider Company business without the attendance of the Managing Directors or officers, and they meet separately with the Company's officers, with the Company's Director of Internal Audit and with the Company's independent auditors. In such meetings of the Company's Independent

26    FIVE STAR SENIOR LIVING INC.     2017 Proxy Statement

Directors, the Chair of the Audit Committee presides unless the Independent Directors determine otherwise.

In 2016, the Board held 10 meetings. In 2016, each Director attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served. All of the Directors attended last year's Annual Meeting of Stockholders. The Company's policy with respect to Board members' attendance at meetings of the Board and Annual Meetings of Stockholders can be found in the Company's Governance Guidelines, the full text of which appears at the Company's website, www.fivestarseniorliving.com.

Independence of Directors

Under the corporate governance listing standards of Nasdaq, the Board must consist of a majority of Independent Directors. To be considered independent:

  •
  a director must not have a disqualifying relationship, as defined in the corporate governance section of the Nasdaq rules; and

  •
  the Board must affirmatively determine that the director otherwise has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To facilitate the director independence assessment process, the Board has adopted written Governance Guidelines as described below.

Our Bylaws also require that a majority of the Board be Independent Directors. Under our Bylaws, Independent Directors are not employees of the Company or RMR LLC, are not involved in the Company's day to day activities and are persons who qualify as independent under the applicable rules of Nasdaq and the SEC.

The Board affirmatively determines whether Directors have a direct or indirect material relationship with the Company, including the Company's subsidiaries, other than serving as the Company's Directors or directors or trustees of the Company's subsidiaries. In making independence determinations, the Board observes Nasdaq and SEC criteria, as well as our Bylaws. When assessing a Director's relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the Director's standpoint, but also from that of the persons or organizations with which the Director has an affiliation. Based on this review, the Board has determined that Barbara D. Gilmore, Donna D. Fraiche and Bruce M. Gans, M.D. currently qualify as independent directors under applicable Nasdaq rules and SEC criteria and are Independent Directors under our Bylaws. In making these determinations, the Board reviewed and discussed additional information provided by the Directors and the Company with regard to each of the Directors' relationships with the Company, RMR Inc. or RMR LLC and the other companies to which RMR LLC and its affiliates provide management and advisory services. The Board has concluded that none of these three Independent Directors possessed or currently possesses any relationship that could impair his or her judgment in connection with his or her duties and responsibilities as a Director or that could otherwise be a direct or indirect material relationship under applicable Nasdaq and SEC standards.

Board Committees

The Board has an Audit Committee, Compensation Committee, Nominating and Governance Committee and Quality of Care Committee. The Audit Committee, Compensation Committee, Nominating and Governance Committee and Quality of Care Committee have each adopted a written charter, which is available on our website, www.fivestarseniorliving.com, by clicking on "Investor Relations" and then "Governance." Stockholders may also request copies free of charge by writing to Investor Relations, Five Star Senior Living Inc., 400 Centre Street, Newton, Massachusetts 02458.

FIVE STAR SENIOR LIVING INC.     2017 Proxy Statement    27

Our Audit Committee, Compensation Committee and Nominating and Governance Committee are comprised entirely of Independent Directors and an Independent Director serves as Chair of each committee. The Quality of Care Committee is comprised of three Independent Directors and a Managing Director and an Independent Director serves as Chair. The Chairs of the Audit Committee, Compensation Committee, Nominating and Governance Committee and Quality of Care Committee set the agendas for their respective committee meetings, but any Director, member of management or the Director of Internal Audit may suggest agenda items to be considered by these committees. Additionally, the charter of each of our Audit Committee, Compensation Committee, Nominating and Governance Committee and Quality of Care Committee provides that the committee may form and delegate authority to subcommittees of one or more members when appropriate. Subcommittees are subject to the provisions of the applicable committee's charter. Additional information about the committees is provided on the following pages.

28    FIVE STAR SENIOR LIVING INC.     2017 Proxy Statement

Audit Committee

Barbara D. Gilmore Committee Chair

"The Audit Committee is dedicated to maintaining the integrity of the Company's financial reporting; monitoring and mitigating the Company's financial risk exposure; selecting, assessing the independence and performance of, and working productively with, the Company's independent auditors; overseeing and collaborating with the Company's internal audit function; and monitoring the Company's legal and regulatory compliance."

Additional Committee Members: Donna D. Fraiche, Bruce M. Gans, M.D.
Meetings Held in 2016: 8

Purpose and Primary Responsibilities:
The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The purpose of the Audit Committee is to assist the Board in fulfilling its responsibilities for oversight of: (1) the Company's accounting and financial reporting processes; (2) the audits of the Company's financial statements and internal control over financial reporting; (3) the Company's compliance with legal and regulatory requirements; and (4) the Company's internal audit function generally. Under its charter, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight, and the evaluation of the qualifications, performance and independence, of the Company's independent auditor and the resolution of disagreements between management and the independent auditor regarding financial reporting. The independent auditor reports directly to the Audit Committee. The Audit Committee also has final authority and responsibility for the appointment and assignment of duties to the Director of Internal Audit.

Independence:
Each member of the Audit Committee meets the independence requirements of Nasdaq, the Exchange Act and the Company's Governance Guidelines. Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements. The Board has determined that Ms. Gilmore is the Audit Committee's "financial expert" and is independent as defined by the rules of the SEC and Nasdaq. The Board's determination that Ms. Gilmore is the Audit Committee's financial expert was based upon her experience as: (i) a member of the Audit Committee and the audit committees of other public companies; (ii) a professional bankruptcy court law clerk; and (iii) a trustee or examiner in various bankruptcy cases involving business finance matters.

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Compensation Committee

Bruce M. Gans, M.D. Committee Chair

"The Compensation Committee regularly evaluates the Company's compensation practices and considers the incentives and risks associated with the Company's compensation practices."

Additional Committee Members: Donna D. Fraiche, Barbara D. Gilmore
Meetings Held in 2016: 4

Purpose and Primary Responsibilities:
The purpose of the Compensation Committee is to discharge directly, or assist the Board in discharging, its responsibilities related to: (1) the evaluation of the performance and compensation of the Chief Executive Officer, the Chief Financial Officer and any other executive officer of the Company, the Director of Internal Audit of the Company and the business and property management services provider to the Company; (2) the compensation of the Directors; and (3) the approval, evaluation and administration of any equity compensation plans of the Company. Under its charter, the Compensation Committee is responsible for the determination and approval of any compensation payable by the Company to the Chief Executive Officer, the Chief Financial Officer and any other senior executive of the Company who is also an officer of the business and property management services provider to the Company and any equity based compensation and the determination and recommendation to the Board of any cash compensation payable to any other senior executive of the Company. The Compensation Committee is also responsible for the evaluation and recommendation to the Board of the cash compensation payable by the Company to the Directors for Board and committee service and the annual evaluation of the performance of the Director of Internal Audit and the determination of his or her compensation. In addition, the Compensation Committee is responsible for the annual review of any business and property management agreement of the Company with the business and property management services provider to the Company, the proposal and approval of amendments to or termination of any business and property management agreement of the Company with any such provider to the Company and the review of amounts payable by the Company under any such management agreements.

Independence:
Each member of the Compensation Committee meets the independence requirements of Nasdaq, the Exchange Act and the Company's Governance Guidelines.

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Nominating and Governance Committee

Donna D. Fraiche Committee Chair

"The Nominating and Governance Committee regularly evaluates the Board's leadership structure and corporate governance to promote the best long term interests of the Company."

Additional Committee Members: Bruce M. Gans, M.D., Barbara D. Gilmore
Meetings Held in 2016: 3

Purpose and Primary Responsibilities:
The principal purposes of the Nominating and Governance Committee are: (1) to identify individuals qualified to become Board members, consistent with criteria approved by the Board, and to recommend candidates to the entire Board for nomination or selection as Board members for each Annual Meeting of Stockholders (or special meeting of stockholders at which Directors are to be elected) or when vacancies occur; (2) to perform certain assessments of the Board and Company management; and (3) to develop and recommend to the Board a set of governance principles applicable to the Company. Under its charter, the Nominating and Governance Committee is also responsible for overseeing the evaluation of Company management to the extent not overseen by the Compensation Committee or another committee of the Board.

Independence:
Each member of the Nominating and Governance Committee meets the independence requirements of Nasdaq, the Exchange Act and the Company's Governance Guidelines.

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Quality of Care Committee

Bruce M. Gans, M.D. Committee Chair

"The Quality of Care Committee works to ensure the highest level of care and services for the Company's valued residents."

Additional Committee Members: Donna D. Fraiche, Barbara D. Gilmore, Gerard M. Martin
Meetings Held in 2016: 4

Purpose and Primary Responsibilities:
The primary function of the Quality of Care Committee is to review and monitor the quality of healthcare and senior living services the Company provides to its residents, patients and customers. The Quality of Care Committee also periodically makes recommendations to management to improve the quality of the Company's services and periodically reports to the Board regarding its activities.

32    FIVE STAR SENIOR LIVING INC.     2017 Proxy Statement

Board Oversight of Risk

The Board is elected by stockholders to oversee the Company's business and long term strategy. As part of fulfilling its responsibilities, the Board oversees the safeguarding of the assets of the Company, the maintenance of appropriate financial and other internal controls and the Company's compliance with applicable laws and regulations. Inherent in these responsibilities is the Board's understanding and oversight of the various risks facing the Company. The Board considers that risks should not be viewed in isolation and should be considered in virtually every business decision and as part of the Company's business strategy.

Oversight of Risk

  •
  The Board oversees risk management.

  •
  Board committees play significant roles in carrying out the risk oversight function.

  •
  Management implements risk management and RMR LLC and the Company's Director of Internal Audit help management evaluate and implement risk management.

The Board oversees risk as part of its general oversight of the Company. Oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The actual day to day business of the Company is conducted by management, and management implements risk management in its activities. The Company's Director of Internal Audit provides the Company advice and assistance with the Company's risk management function.

In discharging their oversight responsibilities, the Board and Board committees review regularly a wide range of reports provided to them by management, RMR LLC and other service providers, including:

  •
  reports on market and industry conditions;

  •
  operating and regulatory compliance reports;

  •
  reports on the Company's clinical operations;

  •
  financial reports;

  •
  reports on risk management activities;

  •
  regulatory and legislative updates that may impact the Company;

  •
  reports on the security of the Company's information technology processes and the Company's data; and

  •
  legal proceedings updates and reports on other business related matters.

The Board and Board committees discuss these matters among themselves and with representatives of RMR LLC, management of the Company, the Director of Internal Audit, counsel and the Company's independent auditors.

The Audit Committee takes a leading role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory requirements. The Audit Committee meets at least quarterly and reports its findings to the Board. The Board and Audit Committee review periodic reports from the Company's independent auditors regarding potential risks, including risks related to the Company's internal control over financial reporting. The Audit Committee also reviews annually, approves and oversees an internal audit plan developed by the Company's Director of Internal Audit with the goal of helping the Company systematically evaluate the effectiveness of its risk management, control and governance processes. The Audit Committee also meets periodically with the Company's Director of Internal Audit to review the results of the Company's internal audits, and directs or recommends to the Board actions or changes it determines appropriate measures to enhance or improve the effectiveness of the Company's risk management.

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The Quality of Care Committee reviews management reports on the Company's clinical operations and directs or recommends to management and the Board actions or changes it determines appropriate to improve the Company's clinical operations and to reduce risks arising from those operations.

The Compensation Committee evaluates the performance of the Company's Director of Internal Audit and RMR LLC's performance under the Company's business management agreement, including any perceived risks created by compensation arrangements. Also, the Compensation Committee and the Board consider that the Company has a share award program that requires share awards to executive officers to vest over a period of years. The Company believes that the use of share awards vesting over time rather than stock options mitigates the incentives for the Company's management to undertake undue risks and encourages management to make longer term and appropriately risk balanced decisions.

It is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Company to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Company's ability to manage risk is subject to substantial limitations.

To learn more about the risks facing the Company, you can review the matters discussed in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward Looking Statements" in our Annual Report. The risks described in the Annual Report are not the only risks facing the Company. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect the Company's business, financial condition or results of operations in future periods.

Stockholder Engagement

Stockholders may effectively communicate a point of view to the Board in a number of ways, including:

  •
  recommending candidates for election to the Board;

  •
  participating in the advisory vote to approve executive compensation;

  •
  participating in the advisory vote on the frequency of future advisory votes to approve executive compensation;

  •
  directing communications to individual Directors or the entire Board; and

  •
  attending the Annual Meeting of Stockholders.

Communication with the Board

The Board has established a process to facilitate communication by stockholders and other interested parties with Directors. Communications should be addressed to Directors in care of the Secretary, Five Star Senior Living Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, by email to secretary@5sqc.com or sent by filling out a report by visiting the Company's website, www.fivestarseniorliving.com, clicking "Investor Relations", clicking "Governance" and then clicking "Reporting Compliance & Governance Concerns." In addition, stockholders and other interested parties may call the Company's toll free confidential message system at (866) 230-1286.

Code of Business Conduct and Ethics

The Company has adopted the Code to, among other things, provide guidance to its and its subsidiaries' directors, officers and employees and RMR LLC, its officers and employees and its parent's and subsidiaries' directors, officers and employees to ensure compliance with applicable laws and regulations.

The Company's stockholders, Directors, executive officers and persons involved in the Company's business can ask questions about the Code and other ethics and compliance issues, or report potential

34    FIVE STAR SENIOR LIVING INC.     2017 Proxy Statement

violations as follows: by writing to the Director of Internal Audit at Five Star Senior Living Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458; by calling toll free (866) 230-1286; by e-mailing internal.audit@5sqc.com; or by filling out a report by visiting the Company's website, www.fivestarseniorliving.com, clicking "Investor Relations", clicking "Governance" and then clicking "Reporting Compliance & Governance Concerns." The Company intends to satisfy the requirements under Item 5.05 of Form 8-K regarding disclosure of amendments to, or waivers from, provisions of the Code that apply to the principal executive officer, principal financial officer or controller, or persons performing similar functions, by posting such information on our website.

Director Share Ownership Policy

All Directors receive compensation in Common Shares to align the interests of Directors with those of the Company's stockholders. The Governance Guidelines codify the Company's expectation that, subject to certain exemptions, each Director retain at least 50,000 Common Shares within five years of the later of: (i) September 30, 2014 or (ii) the Annual Meeting of Stockholders at which the Director was initially elected or, if earlier, the first Annual Meeting of Stockholders following the initial appointment of the Director to the Board.

Trading Policies

Pursuant to the Company's insider trading policy, Directors and executive officers are required to obtain pre-approval from at least two designated individuals before trading or agreeing to trade, including by entering into a share trading plan such as a 10b5-1 trading plan, with respect to any Company security, except for regular reinvestments in the Company's securities made pursuant to a dividend reinvestment plan.

The Company's insider trading policy generally prohibits (i) the Company's Directors and officers, (ii) the directors and officers of the Company's subsidiaries, (iii) RMR Inc. and its directors and officers, (iv) other employees of the Company and its subsidiaries and (v) RMR LLC and its officers and employees, to the extent they are involved in RMR LLC's services to the Company, from, directly or indirectly through family members or others, purchasing or selling Common Shares or the Company's other equity or debt securities while in possession of material, non-public information concerning the Company. Similar prohibitions also apply to trading in the securities of RMR Inc. and the other public companies to which RMR LLC provides management or advisory services on the basis of material, non-public information learned in the course of performing services for those companies.

Executive Compensation Policies

See the "Compensation Discussion and Analysis" beginning on page 50 for a detailed discussion of the Company's executive compensation program.

Stockholder Nominations and Other Proposals

Director Nominations and Stockholder Proposals for the 2018 Annual Meeting of Stockholders: In order for a stockholder to propose a nominee for election to the Board or propose business outside of Rule 14a-8 under the Exchange Act at the 2018 Annual Meeting of Stockholders, the stockholder must comply with the advance notice and other requirements set forth in our Bylaws, which include, among other things, requirements as to the stockholder's timely delivery of advance notice, continuous requisite ownership of Common Shares, holding of a share certificate for such shares at the time of the advance notice and submission of specified information.

FIVE STAR SENIOR LIVING INC.     2017 Proxy Statement    35

Deadline to Submit Nominations and Proposals for the 2018 Annual Meeting of Stockholders Under our Bylaws: To be timely, stockholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act at the 2018 Annual Meeting of Stockholders must be received by the Company's Secretary at the Company's principal executive offices, in accordance with the requirements of our Bylaws, not later than 5:00 p.m., Eastern time on November 6, 2017 and not earlier than October 7, 2017; provided, that, if the date of the 2018 Annual Meeting of Stockholders is more than 30 days earlier or later than May 15, 2018, then a stockholder's notice must be so delivered not later than 5:00 p.m., Eastern time on the tenth day following the earlier of the day on which (i) notice of the date of the 2018 Annual Meeting of Stockholders is mailed or otherwise made available or (ii) public announcement of the date of the 2018 Annual Meeting of Stockholders is first made by the Company.

Deadline to Submit Proposals for the 2018 Annual Meeting of Stockholders for Purposes of Rule 14a-8. Stockholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at the Company's principal executive offices on or before November 6, 2017 in order to be eligible to be included in the proxy statement for the 2018 Annual Meeting of Stockholders; provided, that, if the date of the 2018 Annual Meeting of Stockholders is more than 30 days before or after May 15, 2018, such a proposal must be submitted within a reasonable time before the Company begins to print its proxy materials. Under Rule 14a-8, the Company is not required to include stockholder proposals in its proxy materials in certain circumstances or if conditions specified in the rule are not met.

The foregoing description of the requirements for a stockholder to propose a nomination for election to the Board at an Annual Meeting of Stockholders or other business for consideration at an Annual Meeting of Stockholders is only a summary and is not a complete listing of all requirements. Copies of our Bylaws, including the requirements for stockholder nominations and other proposals, may be obtained by writing to the Company's Secretary at Five Star Senior Living Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC's website, www.sec.gov. Any stockholder considering making a nomination or other proposal should carefully review and comply with those provisions.

Related Person Transactions

The descriptions of agreements in this "Related Person Transactions" section do not purport to be complete and are subject to, and qualified in their entirety by, reference to the actual agreements, copies of certain of which are filed as exhibits to the Company's Annual Report.

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) the Company was, is or will be a participant, (ii) the amount involved exceeds $120,000 and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time since January 1, 2016 was:

  •
  a Director, a nominee for Director or an executive officer of the Company;

  •
  known to the Company to be the beneficial owner of more than 5% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

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The Company has adopted written Governance Guidelines that describe the consideration and approval of related person transactions. Under these Governance Guidelines, the Company may not enter into a transaction in which any Director or executive officer, any member of the immediate family of any Director or executive officer or other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to the Board and the Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Directors, even if the disinterested Directors constitute less than a quorum. If there are no disinterested Directors, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of the Board and (ii) the affirmative vote of a majority of the Independent Directors. In determining whether to approve or ratify a transaction, the Board, or disinterested Directors or Independent Directors, as the case may be, also act in accordance with any applicable provisions of the Company's Charter and Bylaws, consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to the Company. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested Directors or otherwise in accordance with the Company's policies, the Charter and the Bylaws, each as described above. In the case of transactions with the Company by employees of the Company who are not Directors or executive officers of the Company, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of the Company's Governance Guidelines and the Code are available on the Company's website, www.fivestarseniorliving.com.

Certain Related Person Transactions

Relationship with SNH. The Company was SNH's 100% owned subsidiary until SNH distributed the Common Shares it then owned to its shareholders in 2001. SNH is currently one of the Company's largest stockholders, owning, as of December 31, 2016, 4,235,000 Common Shares, or 8.5% of the outstanding Common Shares. SNH is the Company's largest landlord and the Company manages certain senior living communities for SNH.

One of the Company's Managing Directors, Barry Portnoy, is a managing trustee of SNH. Barry Portnoy's son, Adam Portnoy, also serves as a managing trustee of SNH. The Company's Chief Financial Officer and Treasurer was formerly SNH's chief financial officer and treasurer. RMR LLC provides management services to both the Company and SNH. RMR Inc., the managing member of RMR LLC, is controlled by Barry Portnoy and Adam Portnoy. SNH's executive officers are officers of RMR LLC. The Company's President and Chief Executive Officer, Chief Financial Officer and Treasurer and Senior Vice President and General Counsel are officers of RMR LLC.

In order to effect SNH's distribution of Common Shares to its shareholders in 2001 and to govern relations with SNH thereafter, the Company entered into agreements with SNH and others, including RMR LLC. Since then, the Company has entered into various leases, management agreements and other agreements with SNH that include provisions that confirm and modify these undertakings. Among other things, these agreements provide that:

  •
  so long as SNH remains a REIT, the Company may not waive the share ownership restrictions in our Charter that prohibit any person or group from acquiring more than 9.8% (in value or number of shares, whichever is more restrictive) of the outstanding shares of any class of the Company's stock without SNH's consent;

  •
  so long as the Company is a tenant of, or manager for, SNH, the Company will not permit nor take any action that, in the reasonable judgment of SNH, might jeopardize SNH's qualification for taxation as a REIT;

  •
  SNH has the right to terminate the Company's leases and management agreements upon the acquisition by a person or group of more than 9.8% of the Company's voting stock or other change in control events affecting the Company, as defined therein, including the adoption of any stockholder proposal (other than a precatory proposal) or the election to the Board of any individual

FIVE STAR SENIOR LIVING INC.     2017 Proxy Statement    37

    if such proposal or individual was not approved, nominated or appointed, as the case may be, by a majority of the Company's Directors in office immediately prior to the making of such proposal or the nomination or appointment of such individual; and

  •
  so long as the Company is a tenant of, or manager for, SNH or has a business management agreement with RMR LLC, the Company will not acquire or finance any real estate of a type then owned or financed by SNH or any other company managed by RMR LLC without first giving SNH or such company managed by RMR LLC, as applicable, the opportunity to acquire or finance that real estate.

Transaction Agreement with SNH. On June 29, 2016, the Company entered into a transaction agreement and related agreements (collectively, the "Transaction Documents") with SNH, pursuant to which, among other things, on June 29, 2016, the Company and SNH completed a sale and leaseback transaction with respect to certain senior living communities the Company owned and entered into new pooling agreements regarding the Company's management of certain senior living communities SNH owns. Pursuant to the Transaction Documents:

  •
  SNH purchased seven senior living communities from the Company for $112.4 million, excluding costs, and simultaneously leased these communities back to the Company under a new long term lease agreement, pursuant to which the Company is required to pay initial annual rent of $8.4 million. The terms of this lease agreement are described further below in "Senior Living Communities Leased From SNH."

  •
  The Company and SNH terminated three of the four then existing pooling agreements that combined certain of the Company's management agreements with SNH for senior living communities that include assisted living units ("AL Management Agreements") and the Company entered into 10 new pooling agreements, or the new pooling agreements, with SNH that collectively combined all the then AL Management Agreements except for the management agreement related to the part of SNH's assisted living community located in Yonkers, New York that is not subject to the requirements of New York healthcare licensing laws and the management agreement related to one assisted living community located in Villa Valencia, California. The terms of the Company's management agreements and pooling agreements with SNH, including the changes to the Company's management agreements made by the new pooling agreements, are described further below in "Senior Living Communities Managed for the Account of SNH."

  •
  The Company and SNH amended the management agreement for one senior living community located in Villa Valencia, California so that the calculation of SNH's annual minimum return under that agreement is fixed at a specified annual amount plus 7% of any amount funded by SNH for capital expenditures at this community since December 31, 2015.

Because of the continuing relationships between the Company and SNH, the terms of the Transaction Documents were negotiated and approved by special committees of the Company's Board of Directors and SNH's board of trustees composed solely of the Company's Independent Directors and SNH's independent trustees who are not also Directors or trustees of the other party, which committees were represented by separate counsel.

Senior Living Communities Leased From SNH. SNH is the Company's largest landlord and the Company is SNH's largest tenant. As of December 31, 2016, the Company leased 185 senior living communities from SNH pursuant to five leases with SNH.

The Company's total annual rent payable to SNH was $203.8 million as of December 31, 2016. The Company's total rent expense under all of the Company's leases with SNH, net of lease inducement amortization and the amortization of the deferred gain from the sale and leaseback transaction with SNH described above, was $198.8 million for the year ended December 31, 2016, which amount included $5.6 million, of percentage rent. Under the Company's leases with SNH, the Company pays SNH annual rent plus percentage rent equal to 4% of the increase in gross revenues at certain of SNH's senior living

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communities over base year gross revenues as specified in the applicable lease. The Company's obligation to pay percentage rent under Lease No. 5 commences in 2018. As of December 31, 2016, the Company had outstanding rent due and payable to SNH of $18.3 million. Under the leases with SNH, the Company has the option to extend the lease term for two consecutive 10 or 15 year terms. SNH has the right, in connection with a financing or other capital raising transaction, to reassign one or more of the communities covered by Lease No. 5, and, after repayment of certain mortgage debt financing of SNH's, to reassign one or more of the communities covered by Lease No. 3, to another of the long term lease agreements with SNH.

The Company's leases with SNH are so called "triple net" leases which generally require the Company to pay rent and all property operating expenses, to indemnify SNH from liability which may arise by reason of SNH's ownership of the properties, to maintain the properties at the Company's expense, to remove and dispose of hazardous substances on the properties in compliance with applicable law and to maintain insurance on the properties for the Company's and SNH's benefit. In the event of any damage, or immaterial condemnation, of a leased property, the Company is generally required to rebuild with insurance or condemnation proceeds or, if such proceeds are insufficient, other amounts made available by SNH, if any, but if other amounts are made available by SNH, the Company's rent will be increased accordingly. In the event of any material or total condemnation of a leased property, the lease shall terminate with respect to such leased property, in which event SNH shall be entitled to the condemnation proceeds and the Company's rent will be reduced accordingly. In the event of any material or total destruction of the leased property, the Company may terminate the lease with respect to such leased property, in which event the Company is required to pay SNH any shortfall in the amount of proceeds SNH receives from insurance compared to the replacement cost of such leased property and the Company's rent will be reduced accordingly.

Under the Company's leases with SNH, the Company may request that SNH purchase certain improvements to the leased communities in return for rent increases in accordance with a formula specified in the applicable lease; however, SNH is not obligated to purchase such improvements and the Company is not obligated to sell them to SNH. During the year ended December 31, 2016, the Company sold $21.4 million of such improvements and the Company's annual rent payable to SNH increased by $1.7 million in accordance with the terms of the applicable leases.

In September 2016, SNH acquired an additional living unit at a senior living community that the Company leases from SNH located in Florida which was added to the lease for that senior living community, and the Company's annual rent payable to SNH increased by $10,000 as a result. Also in September 2016, the Company and SNH sold a vacant skilled nursing facility ("SNF") located in Wisconsin and the annual rent payable to SNH by the Company decreased by $24,800 as a result. In December 2016, the Company began leasing from SNH two senior living communities with a combined 126 living units located in Illinois. These two senior living communities were added to one of the Company's leases with SNH and the annual rent payable to SNH by the Company increased by $1.4 million as a result.

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The following table is a summary of the Company's leases with SNH as of December 31, 2016:

Lease		Number of Properties	Annual Minimum Rent as of December 31, 2016	Current Expiration Date	Remaining Renewal Options

1.	Lease No. 1 for SNFs and independent and assisted living communities	83	$59.2 million	December 31, 2024	Two 15-year renewal options.
2.	Lease No. 2 for SNFs and independent and assisted living communities	47	$64.7 million	June 30, 2026	Two 10-year renewal options.
3.	Lease No. 3 for independent and assisted living communities(1)	17	$34.9 million	December 31, 2028	Two 15-year renewal options.
4.	Lease No. 4 for SNFs and independent and assisted living communities	29	$35.1 million	April 30, 2032	Two 15-year renewal options.
5.	Lease No. 5 for independent and assisted living communities(2)	9	$9.8 million	December 31, 2028	Two 15-year renewal options.

(1)
Lease No. 3 exists to accommodate certain mortgage financing by SNH.

(2)
Lease No. 5 was entered into in connection with the June 2016 sale and leaseback transaction with SNH.

Senior Living Communities Managed for the Account of SNH. As of December 31, 2016, the Company managed 68 senior living communities for SNH's account.

On June 29, 2016, the Company and SNH terminated three of the four then existing pooling agreements and entered into the 10 new pooling agreements that currently combine the Company's management agreements for senior living communities that include the AL Management Agreements. The Company's management agreements with SNH for part of the senior living community owned by SNH and located in Yonkers, New York that is not subject to the requirements of New York healthcare licensing laws, as described elsewhere herein, and for the assisted living community owned by SNH and located in Villa Valencia, California, are not currently included in any of the Company's pooling agreements with SNH. Pursuant to the Company's AL Management Agreements and pooling agreements, the Company receives:

  •
  a management fee equal to either 3% or 5% of the gross revenues realized at the applicable communities,

  •
  reimbursement for its direct costs and expenses related to such communities,

  •
  an annual incentive fee equal to either 35% or 20% of the annual net operating income of such communities remaining after SNH realizes an annual minimum return equal to either 8% or 7% of its invested capital, or, in the case of 10 communities, a specified amount plus 7% of SNH's invested capital since December 31, 2015, and

  •
  a fee for its management of capital expenditure projects equal to 3% of amounts funded by SNH.

Under the new pooling agreements, the calculations of the Company's fees and of SNH's annual minimum return related to any AL Management Agreement that became effective before May 2015 and had been pooled under one of the previously existing pooling agreements are generally the same as they were under the previously existing pooling agreements. However, for certain communities, the new pooling agreements reduced SNH's annual minimum return to 7%, and also, with respect to 10 communities, reset SNH's annual minimum return as of January 1, 2016 to specified amounts. For AL Management Agreements that became effective from and after May 2015, the new pooling agreements increased the management fee from 3% to 5% of the gross revenues realized at the applicable

40    FIVE STAR SENIOR LIVING INC.     2017 Proxy Statement

community, and changed the annual incentive fee from 35% to 20% of the annual net operating income of the applicable community remaining after SNH realizes its requisite annual minimum return.

In December 2016, in connection with the Company entering into management agreements with SNH for the five senior living communities located in Georgia with a combined 395 living units, the Company entered into an additional pooling agreement with SNH on terms substantially consistent with those of the new pooling agreements.

The Company also has a pooling agreement with SNH that combines all of the Company's management agreements with SNH for senior living communities consisting only of independent living units (the "IL Pooling Agreement").

The Company's management agreements with SNH generally expire between 2030 and 2040, and are subject to automatic renewal for two consecutive 15 year terms, unless earlier terminated or timely notice of nonrenewal is delivered. These management agreements also provide that SNH has, and in some cases the Company has, the option to terminate the agreements upon the acquisition by a person or group of more than 9.8% of the other's voting stock and upon certain change in control events affecting the other party, as defined in the applicable agreements, including the adoption of any stockholder proposal (other than a precatory proposal) with respect to the other party, or the election to the board of directors or trustees, as applicable, of the other party of any individual, if such proposal or individual was not approved, nominated or appointed, as the case may be, by a majority of the other party's board of directors or board of trustees, as applicable, in office immediately prior to the making of such proposal or the nomination or appointment of such individual.

During the year ended December 31, 2016, the Company began managing for the account of SNH eight senior living communities SNH owns with an aggregate 638 living units. Two of these communities, located in North Carolina and Alabama with a combined 250 living units, had previously been leased by SNH to an unrelated third party that defaulted on its lease. Five of these communities, located in Georgia with a combined 350 living units, had previously been leased by SNH to the same unrelated third party that defaulted on its lease. SNH acquired one of these communities, located in Georgia with 38 living units, in May 2016 and the Company began managing that community at that time. In addition, during the year ended December 31, 2016, SNH acquired a land parcel adjacent to a senior living community located in Georgia that the Company manages for the account of SNH that was added to the applicable management agreement. During the year ended December 31, 2016, SNH also sold a former memory care building at an assisted living community located in Florida that the Company historically managed for SNH's account and the applicable management agreement was terminated.

D&R Yonkers LLC. In order to accommodate certain requirements of New York healthcare licensing laws, a part of the senior living community SNH owns and the Company manages that is located in Yonkers, New York is subleased by a subsidiary of SNH to D&R Yonkers LLC. D&R Yonkers LLC is owned by the Company's Chief Financial Officer and Treasurer and SNH's president and chief operating officer. The Company manages this part of the community pursuant to a long term management agreement with D&R Yonkers LLC under which the Company earns a management fee equal to 3% of the gross revenues realized at that part of the community and no incentive fee is payable to the Company. The Company's management agreement with D&R Yonkers LLC expires on August 31, 2017, and is subject to renewal for nine consecutive five year terms, unless earlier terminated or timely notice of nonrenewal is delivered. Pursuant to the Company's management agreement with D&R Yonkers LLC, the Company earned management fees of $262,000 for the year ended December 31, 2016.

Relationships With RMR LLC, RMR Inc. and Others Related to Them. RMR LLC provides business management services to the Company pursuant to a business management agreement. The Company has relationships and historical and continuing transactions with RMR LLC, RMR Inc. and others related to them. RMR LLC is a subsidiary of RMR Inc. ABP Trust is the controlling shareholder of RMR Inc. and owns membership interests in RMR LLC. One of the Company's Managing Directors, Barry Portnoy, and his son, Adam Portnoy, are the owners of ABP Trust. ABP Acquisition LLC, the Company's largest stockholder, is a subsidiary of ABP Trust. Barry Portnoy is a managing director, officer and controlling

FIVE STAR SENIOR LIVING INC.     2017 Proxy Statement    41

shareholder (through ABP Trust) of RMR Inc. and an officer of RMR LLC. Adam Portnoy is a managing director, president and chief executive officer and controlling shareholder (through ABP Trust) of RMR Inc. and an officer of RMR LLC. Mr. Bruce J. Mackey Jr., the Company's President and Chief Executive Officer, Mr. Richard A. Doyle, Jr., the Company's Chief Financial Officer and Treasurer, and Ms. Katherine E. Potter, the Company's Senior Vice President and General Counsel are officers and employees of RMR LLC. A majority of the Company's Independent Directors also serve as independent directors or independent trustees of other companies to which RMR LLC or its affiliates provide management services. Barry Portnoy serves as a managing director or managing trustee of all of the public companies to which RMR LLC or its affiliates provide management services and Adam Portnoy serves as a managing trustee of a majority of those companies. In addition, officers of RMR LLC and RMR Inc. serve as the Company's officers and officers of other companies to which RMR LLC or its affiliates provide management services.

Because at least 80% of Messrs. Mackey's and Doyle's business time was devoted to services to the Company in 2016, 80% of Messrs. Mackey's and Doyle's total cash compensation (that is, the combined base salary and cash bonus paid by the Company and RMR LLC) was paid by the Company and the remainder was paid by RMR LLC. Ms. Potter became an officer of RMR LLC on October 1, 2016 and, for the period from then through December 31, 2016, 80% of Ms. Potter's total cash compensation (that is, the combined base salary and cash bonus paid by the Company and RMR LLC) was paid by the Company and the remainder was paid by RMR LLC. Messrs. Mackey and Doyle and Ms. Potter are also eligible to participate in certain RMR LLC benefit plans and to receive share awards from RMR Inc. The Company believes the compensation it paid to these officers reasonably reflected their division of business time; however, periodically, these individuals may divide their business time differently than they do currently and their compensation from the Company may become disproportionate to this division.

Management Agreement With RMR LLC. RMR LLC provides business management services to the Company pursuant to a business management agreement. These business management services may include, but are not limited to, services related to compliance with various laws and rules applicable to the Company's status as a publicly owned company, maintenance of the Company's senior living communities, evaluation of business opportunities, accounting and financial reporting, capital markets and financing activities, investor relations and general oversight of the Company's daily business activities, including legal matters, human resources, insurance programs and the like.

Fees. The Company pays RMR LLC an annual business management fee equal to 0.6% of the Company's revenues. Revenues are defined as the Company's total revenues from all sources reportable under generally accepted accounting principles ("GAAP"), less any revenues reportable by the Company with respect to communities for which the Company provides management services plus the gross revenues at those communities determined in accordance with GAAP. Pursuant to the business management agreement with RMR LLC, the Company recognized business management fees of $8.9 million for the year ended December 31, 2016.

Term and Termination. The current term of the business management agreement ends on December 31, 2017 and automatically renews for successive one year terms unless the Company or RMR LLC gives notice of nonrenewal before the end of an applicable term. RMR LLC may terminate the business management agreement upon 120 days' written notice, and the Company has the right to terminate the business management agreement upon 60 days' written notice, subject to approval by a majority vote of the Independent Directors. If the Company terminates or elects not to renew the business management agreement other than for cause, as defined, it is obligated to pay RMR LLC a termination fee equal to 2.875 times the sum of the annual base management fee and the annual internal audit services expense, which amounts are based on averages during the 24 consecutive calendar months prior to the date of notice of nonrenewal or termination.

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Expense Reimbursement. The Company is generally responsible for all of its operating expenses, including certain expenses incurred by RMR LLC on the Company's behalf. Under the Company's business management agreement, the Company reimburses RMR LLC for the Company's allocable costs for the Company's internal audit function. The Audit Committee appoints the Company's Director of Internal Audit and the Compensation Committee approves the costs of the Company's internal audit function. The amounts recognized as expense for internal audit costs for the year ended December 31, 2016 was $235,000.

Transition Services. RMR LLC has agreed to provide certain transition services to the Company for 120 days following an applicable termination by the Company or notice of termination by RMR LLC.

Vendors. Pursuant to the Company's business management agreement with RMR LLC, RMR LLC may from time to time negotiate on the Company's behalf with certain third party vendors and suppliers for the procurement of goods and services to the Company. As part of this arrangement, the Company may enter agreements with RMR LLC and other companies to which RMR LLC provides management services for the purpose of obtaining more favorable terms from such vendors and suppliers.

Share Awards to RMR LLC Employees. The Company has historically granted share awards to certain RMR LLC employees who are not also Directors, officers or employees of the Company under its equity compensation plans. During the year ended December 31, 2016, the Company granted to certain employees of RMR LLC who are not also Directors, officers or employees of the Company annual share awards of 87,000 Common Shares valued at $213,000, based upon the closing price of the Common Shares on Nasdaq on the date of grant. One fifth of these awards vested on the applicable grant date and one fifth vests on each of the next four anniversaries of the grant date. These awards to such RMR LLC employees are in addition to the fees the Company paid to RMR LLC and the Company's share awards to its Directors, officers and employees. On September 30, 2016 and December 7, 2016, the Company purchased 752 and 15,362 Common Shares, respectively, at the closing price of the Common Shares on Nasdaq on the date of purchase, from certain current and former employees of RMR LLC who are not also Directors, officers or employees of the Company in satisfaction of tax withholding and payment obligations in connection with the vesting of awards of Common Shares.

On occasion, the Company has entered into arrangements with former employees of the Company or RMR LLC in connection with the termination of their employment with the Company or RMR LLC, providing for the acceleration of vesting of Common Share awards previously granted to them under the Company's equity compensation plan. Additionally, each of the Company's President and Chief Executive Officer and the Chief Financial Officer and Treasurer received share awards of other companies to which RMR LLC provides management services, including SNH, in their capacities as officers of RMR LLC.

ABP Trust. The Company leases its headquarters from a subsidiary of ABP Trust, which is owned by one of the Company's Managing Directors, Barry Portnoy, and his son, Adam Portnoy. The headquarters lease currently requires the Company to pay annual rent of $923,000 which amount is subject to fixed increases. The Company's rent expense for its headquarters, including utilities and real estate taxes that it pays as additional rent, was $1.8 million for the year ended December 31, 2016.

Tender Offer for Common Shares. On October 2, 2016, the Board granted a conditional exception from certain ownership limitations under the Company's organizational documents, SNH granted certain consents and waivers under its leases, management or other agreements with the Company and the Company's lenders granted certain consents and waivers under the agreement governing the Company's prior credit facility that allowed Adam Portnoy, Barry Portnoy and certain of their related persons (collectively, the "ABP Parties") to acquire, subject to the satisfaction of specified conditions, in aggregate up to 38% of the issued and outstanding Common Shares, subject to certain limitations. On November 10, 2016, ABP Acquisition LLC, a company owned indirectly by Adam Portnoy and Barry Portnoy, completed the acquisition of 17,999,999 Common Shares at a purchase price of $3.00 per Common Share pursuant to a tender offer.

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In connection with the ABP Parties' request that the Board grant the required exceptions and approvals, on October 2, 2016, the Company entered into a Consent, Standstill, Registration Rights and Lock-Up Agreement with the ABP Parties (the "Standstill and Lock-Up Agreement") which, among other things, stipulated conditions to the effectiveness of the granting of those exceptions and approvals.

Under the Standstill and Lock-Up Agreement, the ABP Parties each agreed not to transfer, except for certain permitted transfers as provided for therein, any Common Shares acquired after October 2, 2016, including Common Shares acquired in the tender offer but not including Common Shares issued to Barry Portnoy or Adam Portnoy under the Company's equity compensation plans, for a lock-up period that ends on the earlier of (i) the 10 year anniversary of the Standstill and Lock-Up Agreement, (ii) January 1st of the fourth calendar year after the Company's first taxable year to which no then existing net operating loss or certain other tax benefits may be carried forward by the Company, but no earlier than January 1, 2022, (iii) the date that the Company enters into a definitive binding agreement for a transaction that, if consummated, would result in a change of control of the Company, (iv) the date that the Board otherwise approves and recommends that its stockholders accept a transaction that, if consummated, would result in a change of control of the Company; and (v) the consummation of a change of control of the Company.

Under the Standstill and Lock-Up Agreement, the ABP Parties each agreed, for a period of 10 years, not to engage in certain activities involving the Company without the approval of the Board, including not to (i) effect or seek to effect any tender or exchange offer, merger, business combination, recapitalization, restructuring, liquidation or other extraordinary transaction involving the Company, other than the acquisition by the ABP Parties, in aggregate, of up to 18,000,000 Common Shares prior to March 31, 2017, or solicit any proxies to vote any of the Company's voting securities, (ii) deposit the Common Shares or other voting securities in a voting trust or subject the Common Shares to a voting agreement or other arrangement with respect to the voting of such Common Shares; (iii) publicly request that the Company amend or waive any provision of the Standstill and Lock-Up Agreement; (iv) take any action which would reasonably be expected to result in the Company making a public announcement regarding any of the types of matters set forth above; or (v) encourage, assist or enter into any discussions or arrangements with any third party with respect to any of the foregoing. These provisions do not restrict activities taken by an individual in her or his capacity as a Director, officer or employee of the Company.

The Standstill and Lock-Up Agreement also provides the ABP Parties with certain demand and piggy-back registration rights that they may exercise at any time after the lock-up period described above, subject to specified terms and conditions.

As of December 31, 2016, Barry Portnoy and Adam Portnoy beneficially owned in aggregate 18,354,621 Common Shares, representing 36.7% of the outstanding Common Shares.

In connection with the tender offer, Standstill and Lock-Up Agreement and related matters, the Company incurred various legal and other expenses that are reimbursable to the Company by the ABP Parties under the Standstill and Lock-up Agreement, which totaled $438,000.

Relationship With AIC. The Company, ABP Trust, SNH, and four other companies to which RMR LLC provides management services currently own AIC, an Indiana insurance company, in equal amounts and are parties to an amended and restated shareholders agreement regarding AIC.

All of the Company's Directors and all of the trustees and directors of the other AIC shareholders currently serve on the board of directors of AIC. RMR LLC provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC. Pursuant to this agreement, AIC pays RMR LLC a service fee equal to 3.0% of the total annual net earned premiums payable under then active policies issued or underwritten by AIC or by a vendor or an agent of AIC on its behalf or in furtherance of AIC's business.

The Company and the other AIC shareholders participate in a combined property insurance program arranged and insured or reinsured in part by AIC. The Company paid annual premiums, including taxes and fees, of approximately $4.6 million in connection with this insurance program for the policy year

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ending June 30, 2017, which amount may be adjusted from time to time as the Company acquires and disposes of properties that are included in this insurance program.

Directors' and Officers' Liability Insurance. The Company, RMR Inc., RMR LLC and certain companies to which RMR LLC provides management services, including SNH, participate in a combined directors' and officers' liability insurance policy. The combined policy expires in September 2018. The total premium payable by the Company for this policy purchased in August 2016 was $217,000.

The foregoing descriptions of the Company's agreements with RMR Inc., RMR LLC, SNH and AIC are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in the Annual Report. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC's website, www.sec.gov. The Company may engage in additional transactions with related persons, including businesses to which RMR LLC, or its affiliates, provides management services.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Executive officers, Directors and certain persons who own more than 10% of the outstanding Common Shares are required by Section 16(a) of the Exchange Act and related regulations:

  •
  to file reports of their ownership of Common Shares with the SEC and Nasdaq; and

  •
  to furnish the Company with copies of the reports.

To the Company's knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2016, our executive officers, Directors and greater than 10% beneficial owners timely filed all required Section 16(a) reports, other than a Form 4 reporting a transaction for Adam Portnoy that was inadvertently filed late.

FIVE STAR SENIOR LIVING INC.     2017 Proxy Statement    45

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Directors and Executive Officers

The following table sets forth information regarding beneficial ownership of Common Shares by each Director, each Director nominee, each individual named in the Summary Compensation Table on page 56, and our Directors, the Director nominees and executive officers as a group, all as of February 17, 2017. Unless otherwise noted, to the Company's knowledge, voting power and investment power in the Common Shares are exercisable solely by the named person and the principal business address of the named person is c/o Five Star Senior Living Inc., 400 Centre Street, Newton, Massachusetts 02458.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information
Barry M. Portnoy	18,231,621	36.47%	Includes 17,999,999 Common Shares owned by ABP Acquisition LLC, a wholly owned subsidiary of ABP Trust. Barry Portnoy is the chairman, a beneficial owner and a trustee of ABP Trust.
			As set forth in the below table, SNH beneficially owns 4,235,000 Common Shares. Barry Portnoy and Adam Portnoy are managing trustees of SNH and managing directors and controlling shareholders of RMR Inc., the managing member and parent of our manager, RMR LLC. SNH has a board comprised of five trustees. Barry Portnoy, Adam Portnoy and RMR LLC may not act to vote or sell the Common Shares owned by SNH without the authorization of the board of trustees of SNH. As a result, Barry Portnoy and Adam Portnoy have determined that they do not beneficially own the Common Shares owned by SNH and therefore the Common Shares owned by SNH are not referenced as beneficially owned by Barry Portnoy in this table.
Bruce J. Mackey Jr.	761,017	1.52%
Gerard M. Martin	231,621	Less than 1%	Includes 12,371 Common Shares owned by a corporation that is controlled by a grantor trust, of which Mr. Martin is a trustee.
R. Scott Herzig	193,909	Less than 1%
Katherine E. Potter	106,000	Less than 1%
Barbara D. Gilmore	103,251	Less than 1%	Includes 10,000 Common Shares owned by Ms. Gilmore's husband.
Bruce M. Gans, M.D.	94,440	Less than 1%
Richard A. Doyle, Jr.	91,450	Less than 1%
Donna D. Fraiche	63,500	Less than 1%

All Directors and executive officers as a group (nine persons)	19,876,809	39.76%

*
Amounts exclude fractional shares.

**
Based on approximately 49,995,932 Common Shares outstanding as of February 17, 2017.

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Principal Stockholders

Set forth in the table below is information about the number of shares held by persons the Company knows to be the beneficial owners of more than 5% of the Common Shares.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

ABP Acquisition LLC, ABP Trust, Adam D. Portnoy and Barry M. Portnoy (collectively, the "ABP Parties") Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	18,354,621	36.7%	Based on a Schedule 13D filed with the SEC on November 14, 2016 by the ABP Parties and a Form 4 filed by Adam D. Portnoy with the SEC on February 28, 2017:

•

ABP Acquisition LLC, a wholly owned subsidiary of ABP Trust, directly owns and has shared voting and dispositive power over 17,999,999 Common Shares. ABP Trust beneficially owns and has shared voting and dispositive power over these 17,999,999 Common Shares.

•

Adam Portnoy directly owns and has sole voting and dispositive power over 123,000 Common Shares and beneficially owns and has shared voting and dispositive power over 17,999,999 Common Shares.

•

Barry Portnoy directly owns and has sole voting and dispositive power over 231,622 Common Shares and beneficially owns and has shared voting and dispositive power over 17,999,999 Common Shares.

Senior Housing Properties Trust Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	4,235,000	8.5%	Based on a Schedule 13G/A filed with the SEC on February 9, 2016 by SNH, SNH beneficially owns and has sole voting and dispositive power over 4,235,000 Common Shares. Adam Portnoy and Barry Portnoy have determined that they do not beneficially own the Common Shares owned by SNH and therefore the Common Shares owned by HPT are not referenced as beneficially owned by them in this table. See "Additional Information" in above table.

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William F. Thomas ("W.F. Thomas"), Robert D. Thomas ("R.D. Thomas"), Gemini Properties ("Gemini") and David R. Ford (collectively, the "Thomas Brothers") 1516 South Boston Avenue Suite 301 Tulsa, Oklahoma 74119	3,116,753	6.2%	Based on Schedule 13D/A filed with the SEC on December 16, 2016 by the Thomas Brothers:

•

W.F. Thomas beneficially owns 3,116,753 and has sole voting and dispositive power over 317,511 Common Shares and has shared voting and dispositive power over 2,799,242 Common Shares. By virtue of (i) his role as an advisor to certain donor advised charitable funds, W.F. Thomas may be deemed to beneficially own 20,000 Common Shares and (ii) his role as an advisor to an individual retirement fund, W.F. Thomas may be deemed to beneficially own an additional 2,150 Common Shares; W.F. Thomas disclaims such beneficial ownership.

•

R.D. Thomas beneficially owns and has shared voting and dispositive power over 3,022,076 Common Shares. R.D. Thomas does not have sole voting or dispositive power over any Common Shares. By virtue of his position in relation to family investment funds, R.D. Thomas may be deemed to have beneficial ownership of 39,800 Common Shares. By virtue of (x) his position in relation to a family trust account, R.D. Thomas may be deemed to have beneficial ownership of 18,500 Common Shares, and (y) his role as an advisor to certain donor advised charitable funds, R.D. Thomas may be deemed to beneficially own 186,684 Common Shares; R.D. Thomas disclaims such beneficial ownership.

•

By virtue of (A) their respective roles as partners of an Oklahoma general partnership, Gemini, W.F. Thomas and R.D. Thomas may be deemed to beneficially own 1,915,164 Common Shares, and (B) their respective roles as co-advisors to a donor advised charitable investment fund, W.F. Thomas and R.D. Thomas may be deemed to beneficially own 861,928 Common Shares; both W.F. Thomas and R.D. Thomas in their individual capacity each disclaim such beneficial ownership.

•

Gemini beneficially owns and has shared voting and dispositive power over 1,915,164 Common Shares. Gemini does not have sole voting or dispositive power over any Common Shares.

*
Beneficial ownership of the ABP Parties is shown as of November 14, 2016, except for Adam Portnoy, which is updated to reflect his Form 4 filed on February 28, 2017. Beneficial ownership of SNH is shown as of December 31, 2015. Based on information provided by SNH, the number of Common Shares beneficially owned by SNH has not changed since December 31, 2015. Beneficial ownership of the Thomas Brothers is shown as of December 16, 2016.

**
Our Charter places restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class of the Company's equity shares. Additionally, the terms of the Company's leases with SNH contain provisions whereby the Company's rights under these agreements may be cancelled by SNH upon the acquisition by any person or group of more than 9.8% of the Company's voting stock or upon other change in control events, as

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  defined. If the violation of these ownership limitations causes a lease or contract default, stockholders causing the default may become liable to the Company or to other stockholders for damages. The ABP Parties received (i) exceptions to the ownership restrictions set forth in our Charter that would allow the ABP Parties and certain related persons to acquire and own, in aggregate, up to 38% of the issued and outstanding Common Shares and (ii) waivers for any default or event of default under any lease, management or other agreement between or among the Company and SNH, or any of the Company's or SNH's subsidiaries, arising or resulting from the grant of such exceptions or the acquisition by the ABP Parties, in aggregate, of up to 18,000,000 Common Shares. In addition, in order to help the Company preserve the tax treatment of the Company's net operating losses and other tax benefits, our Bylaws generally provide that transfers of the Company's shares to a person, entity or group that is then, or would become as a result, an owner of 5% or more of the Company's outstanding shares under applicable standards would be void in total for transferees then already owning 5% or more of the Company's shares, and for transferees that would otherwise become owners of 5% or more of the Company's shares, to the extent the transfer would so result in such level of ownership by the proposed transferee and to the extent not approved by the Company. The 5% ownership limitation under our Bylaws is determined based on applicable tax rules. Each of the ABP Parties, SNH and the Thomas Brothers have represented to the Company that they do not own 5% or more of the Company's shares under those applicable tax rules or in violation of the 5% ownership limitation under our Bylaws. The percentages indicated are based on approximately 49,995,932 Common Shares outstanding as of February 17, 2017.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Overview

This Compensation Discussion and Analysis provides a detailed description of the Company's executive compensation philosophy and programs, the compensation decisions the Compensation Committee made under those programs in 2016 and the factors which impacted those decisions. This Compensation Discussion and Analysis discusses the compensation of the Company's "named executive officers" for 2016, who are the officers for whom compensation disclosure is required to be made in this Proxy Statement under SEC rules. For 2016, the Company's named executive officers were:

Name	Title

Bruce J. Mackey Jr.	President and Chief Executive Officer
Richard A. Doyle, Jr.	Chief Financial Officer and Treasurer
R. Scott Herzig	Senior Vice President and Chief Operating Officer
Katherine E. Potter	Senior Vice President and General Counsel

Compensation Philosophy and Process

The Company's compensation program is designed to help the Company achieve its business objectives, which include increasing, on a long term basis, the value of the Company by improving the Company's financial and operating performance, improving the Company's competitive position within its industry and managing risks facing the Company.

Individual performance is an important factor in determining each element of compensation. The Compensation Committee determines the compensation of the Company's President and Chief Executive Officer and Chief Financial Officer and Treasurer. Effective October 2016, the Compensation Committee also determines the compensation of the Company's Senior Vice President and General Counsel. The Compensation Committee also determines the amount and terms of share awards to all of the Company's executive officers. The Compensation Committee recommends to the Board and the Board determines all compensation, other than share awards, for the Company's executive officers other than the Company's President and Chief Executive Officer and Chief Financial Officer and Treasurer, and since October 2016, the Company's Senior Vice President and General Counsel. There is no formulaic approach to the determinations of a named executive officer's compensation; these determinations are made in the discretion of the Compensation Committee and the Board. Determinations of an executive officer's compensation are also not made as a direct result of benchmarking compensation against that of other companies.

The Compensation Committee and the Board believe it is important to further align the interests of the Company's executive officers with those of the Company's stockholders and therefore have determined that a significant portion of each executive officer's annual compensation will be paid in the form of share awards that vest subject to continued employment over four years from the date of grant. The Compensation Committee and the Board also believe that performance of the Company's executive officers may be improved by paying a substantial portion of each executive officer's cash compensation as an annual bonus. The Compensation Committee and the Board currently limit the annual base salaries of the Company's executive officers and utilize changes in annual cash bonus amounts as the primary mechanism for effecting annual compensation adjustments for its executive officers.

The primary factor considered by the Compensation Committee and the Board when determining discretionary compensation for the Company's executive officers is the historical cash and equity compensation paid to each executive officer and to the Company's other executive officers with similar

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responsibilities. However, the Compensation Committee and the Board also consider, among other things, the executive officer's:

  •
  accomplishments during the year;

  •
  ability to identify areas for the Company's improvement and to achieve benefits from those improvements;

  •
  quality of decisions made;

  •
  ability to lead employees both in routine activities and in special projects;

  •
  change in performance as compared to the prior year;

  •
  perceived potential for future development and for assuming additional or alternative duties in the future;

  •
  background, training, education and experience; and

  •
  specific areas of expertise and value to the Company, and the likelihood that the Company could find a suitable replacement on a timely and cost effective basis.

In addition to the consideration of the various factors described in the preceding paragraphs, the Compensation Committee and the Board consider available compensation data for public companies that are engaged in businesses similar to the Company's business or that possess size or other characteristics that are similar to the Company. In order to obtain a general understanding of current trends in compensation practices and ranges of amounts being awarded by other public companies, the Company compiled and reviewed comparative data regarding compensation paid by a group of public companies in the senior living industry.1

Because the primary factor considered by the Compensation Committee and the Board is the historical compensation paid to each individual executive officer and to other executives with similar responsibilities, the Compensation Committee and the Board believe that the Company's compensation philosophy with respect to the Company's executive officers helps limit incentives for management to take excessive risk for short term benefit.

Overview of 2016 Compensation Actions

In September 2016, Dr. Gans, the Chair of the Compensation Committee, met with Barry Portnoy, one of the Company's Managing Directors, Adam Portnoy, President and Chief Executive Officer of RMR LLC, and the chairs of the compensation committees of the other public companies to which RMR LLC provides management services. RMR LLC provides management services to the following public companies: the Company, GOV, HPT, SIR, SNH and TA. The purposes of this meeting were, among other things, to discuss compensation philosophy regarding potential share awards to be made by the Company and to consider the compensation payable to the Company's Director of Internal Audit (who provides services to the Company and to other companies to which RMR LLC provides management services), as well as to consider the allocation of internal audit and related services costs among the Company and other companies to which RMR LLC provides such services.

At a Compensation Committee meeting in December 2016, the Compensation Committee conducted a review of executive and employee compensation and considered recommendations arising from the September 2016 meeting, recommendations provided by management and other factors such as: (i) the

1
This group of companies was comprised of Kindred Healthcare, Inc.; Capital Senior Living Corporation; The Ensign Group, Inc.; National HealthCare Corporation; Brookdale Senior Living Inc.; Genesis Healthcare LLC; and Extendicare Inc.

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amount of cash compensation historically paid to each executive officer; (ii) the amounts and value of historical share awards made to each executive officer; (iii) the amounts of cash compensation and share awards paid to persons with similar levels of responsibility; (iv) the then current market prices of the Common Shares; (v) the performance of each executive officer during 2016; (vi) each executive officer's expected future contributions to the Company; (vii) each executive officer's relative mix of cash and noncash compensation; (viii) the comparative data about executive compensation trends and amounts that was assembled for management by an independent compensation consulting firm; and (ix) the Company's financial position and operating performance in the past year and the Company's perceived future prospects. Messrs. Mackey, Doyle and Herzig and Ms. Potter participated in parts of the Compensation Committee meetings with regard to consideration of compensation generally, but they left the applicable meeting and did not participate in the Compensation Committee's determination and recommendation of their compensation.

Compensation Components

The mix of base salary, cash bonus and equity compensation that the Company pays to its executive officers varies depending on the executive officer's position and responsibilities with the Company. The Compensation Committee does not follow a set formula or specific guidelines in determining how to allocate the compensation components for the executives.

The components of the compensation packages of the Company's executive officers are as follows:

Base Salary

Base salaries are reviewed annually and adjusted, if appropriate, on a subjective basis based upon consideration of a number of factors including, but not limited to, the individual performance factors described above, as well as: (i) the historical amount paid to each executive officer; (ii) a comparison of the executive officer's pay to that of other individuals within the Company and the relative responsibilities, titles, roles, experiences and capabilities of such other individuals; (iii) the comparative data about executive compensation trends and amounts that was assembled for management by an independent compensation consulting firm; (iv) the Company's financial position and operating performance throughout the relevant year; and (v) for an officer other than the Chief Executive Officer, Chief Financial Officer and General Counsel, an evaluation of the officers' performance provided by Mr. Mackey. In 2016, the Company continued its practice of limiting the annual base salaries of the Company's executive officers to a maximum of $300,000. In December 2016, the Compensation Committee also determined to maintain the annual base salary for 2017 for each of Messrs. Mackey and Herzig and Ms. Potter.

Annual Bonus and Share Award Plan

Each of the Company's executive officers is eligible to receive an annual cash bonus and share award. There is no formulaic approach used in determining the amount of these annual cash bonus and share awards. The cash bonus and share awards are determined on a subjective basis by the Compensation Committee and the Board, as the case may be, based upon consideration of a number of factors, which include the factors taken into account in connection with the base salary determinations discussed above. In addition, in determining cash bonus and share awards for the Company's executive officers, the Compensation Committee and the Board also consider the recommendations of the Chair of the Compensation Committee, Dr. Gans, following his meeting with Mr. Portnoy and the chairs of the compensation committees of other public companies to which RMR LLC provides management services. In light of the limitations imposed on the annual base salaries of the Company's executive officers that are described above, changes in annual cash bonus amounts are the primary mechanism for effecting annual compensation adjustments for the Company's executive officers. For bonus amounts paid to the Company's executive officers for 2016, there were no bonus targets established.

For 2016, the Compensation Committee awarded Mr. Mackey a bonus of $700,000 in cash and also awarded him 85,000 Common Shares that will vest in five equal annual installments beginning on the grant date. The shares awarded had a value at the grant date of $208,250; the vested portion of the

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share award was therefore $41,650 as of the grant date. In making this cash bonus and this share award, the Compensation Committee considered, among other things, Mr. Mackey's performance in continuing the integration of senior living communities that the Company recently began to operate with the Company's existing communities; his role in managing the Company under intensely competitive industry conditions, including in response to new supply in the market and resulting rate reductions being offered by some competitors; his role in managing capital and operating expenditures in relation to the prevailing business levels in order to conserve liquidity; his role in balancing rates and occupancy in response to market conditions so as to maximize the Company's operating income; his role in expanding, transacting and integrating management arrangements for senior living communities that the Company manages; his role in managing the rate the Company charges its residents and reducing some of the Company's operating expenses; his role in structuring and negotiating transactions for the Company; his role in positioning the Company to operate and compete in the face of reductions in government reimbursement rates and increasing government budgetary constraints (including pursuing private pay revenue sources for the Company); his role in effectively managing the Company's cash reserves and debt; his role in identifying, pursuing and completing sales of properties; his role in developing new, and enhancements of existing, marketing programs and leveraging the Company's competitive strengths to maintain and grow its business and position the Company for future growth; his role in helping the Company bridge from the current challenging market conditions to the expected long term future opportunities the Company expects may be realizable in light of projected demographics and other factors; his role in the transitioning of the Company's new Chief Financial Officer; his role in the Company's development of clinical initiatives and systems that help to improve the overall clinical outcomes of the Company's residents and patients; his role in the Company's development of customer service initiatives that help to improve the overall satisfaction of the Company's residents and patients; his role in overseeing and enhancing the Company's internal controls, regulatory compliance and risk management; his ability to anticipate industry and market changes and to position the Company to withstand and benefit from those changes; and his role in managing customer, vendor and lender relations and maximizing the Company's benefits under existing agreements with these parties. The Compensation Committee determined that the share award would vest over time to ensure a continuing commonality of interest between Mr. Mackey and the Company's stockholders, to provide Mr. Mackey with an incentive to remain with the Company to earn the unvested portion of the award and to encourage appropriate levels of risk taking in his decisions affecting the Company's business in the short term and in the long term.

The annual cash bonuses for Mr. Doyle and Ms. Potter were determined by the Compensation Committee after consideration of similar criteria described above with regard to Mr. Mackey as applied to Mr. Doyle's and Ms. Potter's respective performances, as applicable, as well as other matters particular to their respective roles. The annual cash bonus for Mr. Herzig was recommended by the Compensation Committee and approved by the Board based upon the consideration and evaluation of his performance and level of total compensation as well as the other matters noted above with regard to the compensation paid to Messrs. Mackey and Doyle and Ms. Potter. These considerations included, but were not limited to, each executive officer's historical level of total compensation and the Company's financial and operating performance during 2016.

Because at least 80% of Messrs. Mackey's and Doyle's business time was devoted to services to the Company, 80% of Messrs. Mackey's and Doyle's total cash compensation (that is, the combined base salary and cash bonus paid by the Company and RMR LLC) was paid by the Company and the remainder was paid by RMR LLC. Ms. Potter became an officer of RMR LLC on October 1, 2016 and, for the period from then through December 31, 2016, 80% of Ms. Potter's total cash compensation (that is, the combined base salary and cash bonus paid by the Company and RMR LLC) was paid by the Company and the remainder was paid by RMR LLC. Messrs. Mackey and Doyle and, beginning on October 1, 2016, Ms. Potter, were (and continue to be) also eligible to participate in certain RMR LLC benefit plans and to receive share awards from RMR Inc.

The Company made equity awards under the Five Star Quality Care, Inc. 2014 Equity Compensation Plan (the "Share Award Plan") to the Company's executive officers and others based upon factors that the Compensation Committee considered relevant to align the interests of the persons to whom awards were made with the Company's business objectives, which include, but are not limited to, increasing, on a long

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term basis, the value of the Company by improving the Company's prospects, competitive position within its industry and financial and operating performance, managing risks facing the Company, as well as achieving strategic initiatives and objectives. In addition to the award of Common Shares made to Mr. Mackey during 2016, the Compensation Committee awarded Common Shares to Messrs. Doyle and Herzig and Ms. Potter. These awards ranged in size and value from 40,000 Common Shares, having a grant date value of $98,000, to 50,000 Common Shares, having a grant date value of $122,500. In determining the size of each share award, the Compensation Committee considered the responsibilities of the executive, the prior year's share award, the relation of the size of the award to the size of the share award made to Mr. Mackey and other factors, including their past and expected future performances and cash bonuses, the total value of the granted shares relative to the value of past grants, 2016 annual cash salaries, the executive officer's tenure with the Company and the Company's operational results during 2016. In each case, the Compensation Committee determined that the share awards would vest in five equal annual installments, with the first installment being vested on the date of the grant, to ensure a continuing commonality of interest between the recipients and the Company's stockholders, to provide the Company's executives with an incentive to remain with the Company to earn the unvested portion of the award and to encourage appropriate levels of risk taking in their long term decisions affecting the Company's business.

Other Benefits

The Company's executive officers are entitled to participate in the Company's benefit plans on the same terms as the Company's other employees. These plans include medical, dental and life insurance plans and a defined contribution retirement plan. The Company does not provide other executive perquisites.

All Other Payments

The Summary Compensation Table below includes a column for amounts described as "All Other Compensation." Such amounts reflect the portion of executive life insurance premiums and accidental death and disability insurance premiums paid by the Company.

Say on Pay

The Company's current policy, consistent with the prior vote of the Company's stockholders, is to provide stockholders with an opportunity to approve, on an advisory basis, the compensation of named executive officers each year at the Annual Meeting of Stockholders. Accordingly, the Company is providing stockholders at the 2017 Annual Meeting with an opportunity to approve the compensation of the named executive officers in this Proxy Statement. For more information, see Item 2 beginning on page 60 of this Proxy Statement.

In evaluating the Company's compensation process for 2016, the Compensation Committee generally considered the results of the advisory vote of the Company's stockholders on the compensation of the executive officers named in the proxy statement for the Company's 2016 Annual Meeting of Stockholders.

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REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2016.

Bruce M. Gans, M.D., Chair Donna D. Fraiche Barbara D. Gilmore

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised entirely of the three Independent Directors listed above. No member of the Compensation Committee is a current, or during 2016 was a former, officer or employee of the Company. In 2016, none of the Company's executive officers served (i) on the compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company or (ii) on the board of directors or board of trustees of any entity that had one or more of its executive officers serving on the Compensation Committee of the Company. Members of the Compensation Committee serve as independent directors or independent trustees and compensation committee members of other public companies to which RMR LLC provides management services. Ms. Fraiche serves as an independent trustee of HPT and SIR. Ms. Gilmore serves as an independent trustee of GOV and an independent director of TA. In addition, each of our Independent Directors serves as a director of AIC. The disclosures regarding our relationships with these foregoing entities and certain transactions with or involving them under the section entitled "Certain Related Person Transactions" are incorporated by reference herein.

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EXECUTIVE COMPENSATION

The following tables and footnotes summarize the total compensation of the Company's President and Chief Executive Officer, Chief Financial Officer and Treasurer, Senior Vice President and Chief Operating Officer and Senior Vice President and General Counsel who were serving as such officers as of December 31, 2016, or the Company's "named executive officers." The compensation information for the persons included in the compensation tables are for services rendered to the Company and its subsidiaries and do not include information regarding any compensation received by such persons for services rendered to RMR LLC. For information regarding the compensation paid by RMR LLC and RMR Inc. to RMR Inc.'s named executive officers, please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K and its Proxy Statement on Schedule 14A for its 2017 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

Bruce J. Mackey Jr.	2016	$300,000	$700,000	$208,250	$1,112	$1,209,362
President and Chief Executive Officer	2015	300,000	700,000	270,300	919	1,271,219
	2014	300,000	650,000	330,000	946	1,280,946

Richard A. Doyle, Jr.	2016	300,000	400,000	122,500	1,112	823,612
Chief Financial Officer and Treasurer(3)

R. Scott Herzig	2016	300,000	335,000	98,000	1,112	734,112
Senior Vice President and Chief Operating Officer	2015	300,000	325,000	127,200	919	753,119
	2014	300,000	275,000	154,000	923	729,923

Katherine E. Potter	2016	300,000	300,000	98,000	1,112	699,112
Senior Vice President and General Counsel	2015	300,000	275,000	63,600	919	639,519
	2014	300,000	225,000	66,000	923	591,923

(1)
Represents the grant date fair value of Common Share awards in 2016, 2015 and 2014, as applicable, compiled in accordance with ASC 718. No assumptions were used in this calculation.

(2)
Reflects the portion of executive officer life insurance premiums and accidental death and disability insurance premiums that the Company paid.

(3)
Mr. Doyle was appointed Chief Financial Officer and Treasurer effective January 1, 2016.

2016 Grants of Plan Based Awards

Share awards granted by the Company to the named executive officers in 2016 provide that one fifth of each award vested on the date of grant and an additional one fifth vests on each of the next four anniversaries of the grant date. In the event a recipient who has been granted a share award ceases continuing to render significant services as an employee or otherwise, to the Company, RMR LLC or any company to which RMR LLC provides management services or that is affiliated with RMR LLC during the vesting period, at the Company's option the recipient shall forfeit the Common Shares that have not yet vested. Holders of vested and unvested Common Shares awarded under the Share Award Plan receive distributions that the Company makes, if any, on its Common Shares on the same terms as other holders of the Common Shares.

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The following table shows the total Common Shares awarded by the Company to its named executive officers in 2016.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(1)

Bruce J. Mackey Jr.	12/7/2016	85,000	$208,250

Richard A. Doyle, Jr.	12/7/2016	50,000	122,500

R. Scott Herzig	12/7/2016	40,000	98,000

Katherine E. Potter	12/7/2016	40,000	98,000

(1)
Equals the number of Common Shares multiplied by the closing price on the date of the award grant, which is also the grant date fair value under ASC 718. No assumptions were used in this calculation.

2016 Outstanding Equity Awards at Fiscal Year End

		Stock Awards

Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)

Bruce J. Mackey Jr.	2016	68,000	$183,600
	2015	51,000	137,700
	2014	30,000	81,000
	2013	15,000	40,500

Richard A. Doyle, Jr.(3)	2016	40,000	108,000
	2015	9,000	24,300
	2014	1,400	3,780
	2013	700	1,890

R. Scott Herzig	2016	32,000	86,400
	2015	24,000	64,800
	2014	14,000	37,800
	2013	7,000	18,900

Katherine E. Potter	2016	32,000	86,400
	2015	12,000	32,400
	2014	6,000	16,200
	2013	3,000	8,100

(1)
The Common Share awards granted in 2016, 2015, 2014 and 2013 were granted on December 7, 2016, December 14, 2015, December 15, 2014 and December 11, 2013, respectively.

(2)
Equals the number of Common Shares not vested multiplied by the closing price of our Common Shares on December 31, 2016.

(3)
The Common Share awards granted in 2015, 2014 and 2013 for Mr. Doyle were awarded to him in his capacity as an officer of RMR LLC.

2016 Stock Vested

The following table shows Common Share awards made in 2016 and prior years to the Company's named executive officers that vested in 2016.

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	Stock Awards

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

Bruce J. Mackey Jr.	79,000	$197,300
Richard A. Doyle, Jr.	15,100	37,170
R. Scott Herzig	32,000	80,150
Katherine E. Potter	21,000	52,200

(1)
Equals the number of vesting Common Shares multiplied by the closing price on the date that such Common Shares vested in 2016.

Potential Payments upon Termination or Change in Control

From time to time, we have entered into arrangements with former employees of ours or RMR LLC in connection with the termination of their employment with us or RMR LLC, providing for the acceleration of vesting of Common Shares previously awarded to them under the Share Award Plan and, in certain instances, payments for future services to us as a consultant or part time employee and continuation of health care and other benefits. Although we have no formal policy, plan or arrangement for payments to employees of ours or RMR LLC in connection with their termination of employment with us or RMR LLC, we may in the future provide on a discretionary basis for similar arrangements depending on various factors we then consider relevant and if we believe it is in our best interests to do so.

The form of share award agreement for awards made to our named executive officers provides for acceleration of vesting of all share awards (including those previously awarded) upon the occurrence of (i) a change in control of the Company (a "Change in Control") or (ii) RMR LLC ceasing to be the manager or shared services provider to the Company or certain employment termination events (a "Termination Event").

The following table describes the potential payments to our named executive officers upon a Change in Control or Termination Event, if such event had occurred, as of December 31, 2016.

Name	Number of Shares Vested Upon Change in Control or Termination Event (#)	Value Realized on Change in Control or Termination Event as of December 31, 2016 ($)(1)

Bruce J. Mackey Jr.	164,000	$442,800
Richard A. Doyle, Jr.	51,100	137,970
R. Scott Herzig	77,000	207,900
Katherine E. Potter	53,000	143,100

(1)
Equals the number of Common Shares multiplied by the closing price of the Common Shares on December 31, 2016.

For a discussion of the consequences of a Change in Control or Termination Event under the Company's business management agreement with RMR LLC, see the above "Related Person Transactions" section.

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REPORT OF THE AUDIT COMMITTEE

In the course of the Audit Committee's oversight of the Company's financial reporting process, the Audit Committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2016; (ii) discussed with RSM US LLP, the Company's independent auditors, the matters required to be discussed under PCAOB Auditing Standard No. 1301; (iii) received the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit Committee concerning independence; (iv) discussed with the independent auditors their independence; and (v) considered whether the provision of non-audit services by the independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2016, for filing with the SEC.

Barbara D. Gilmore, Chair Donna D. Fraiche Bruce M. Gans, M.D.

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ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (ITEM 2)

As required by Section 14A of the Exchange Act, the Company seeks a non-binding advisory vote from its stockholders to approve the compensation of its named executive officers as described in the "Compensation Discussion and Analysis" section beginning on page 50 and the "Executive Compensation" section beginning on page 56. The Company's current policy, consistent with the prior vote of the Company's stockholders, is to provide stockholders with an opportunity to approve, on an advisory basis, the compensation of named executive officers each year at the Annual Meeting of Stockholders.

The Company's executive compensation is designed to reward executive performance that contributes to the Company's success and increases stockholder value, while encouraging behavior that is in the Company's and the Company's stockholders' long term best interests.

In deciding how to vote on this proposal, the Board encourages you to read the "Compensation Discussion and Analysis" section beginning on page 50 for a detailed description of the Company's executive compensation philosophy and program, the link between our compensation program and business strategy, the compensation decisions the Compensation Committee has made under that program and the factors considered in making those decisions, and the "Executive Compensation" section beginning on page 56.

The Board recommends that stockholders vote FOR the following resolution:

  RESOLVED: That the stockholders of the Company approve, on a non-binding, advisory basis, the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the "Compensation Discussion and Analysis" in this Proxy Statement.

Because your vote is advisory, it will not be binding upon the Board or the Compensation Committee. However, the Board values stockholders' opinions and the Compensation Committee will take into account the outcome of the vote, among other things, when considering future executive compensation decisions.

Approval of executive compensation requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the 2017 Annual Meeting.

The Board of Directors recommends a vote "FOR" the advisory vote to approve executive compensation.

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ADVISORY VOTE ON FREQUENCY OF
FUTURE ADVISORY VOTES TO APPROVE
EXECUTIVE COMPENSATION (ITEM 3)

As required by Section 14A of the Exchange Act, the Company seeks a non-binding advisory vote from its stockholders to approve the frequency with which stockholders wish to have a non-binding advisory vote on the compensation of the Company's named executive officers; in other words, how often a proposal similar to this year's Item 2 will be included in the matters to be voted on at future Annual Meetings of Stockholders. The choices available under Section 14A of the Exchange Act are every year, every other year or every three years.

After consideration, the Board recommends that stockholders select every three years as the desired frequency for a non-binding, advisory vote of stockholders on named executive officer compensation. The Board believes this frequency is appropriate because it encourages the Company's stockholders to evaluate executive compensation arrangements over an extended period of performance and to review the compensation of the Company's named executive officers over a three-year period as reported in the Summary Compensation Table.

Because your vote is advisory, it will not be binding upon the Board or the Compensation Committee. However, the Board values stockholders' opinions and the Compensation Committee will take into account the outcome of the vote, among other things, when considering the frequency with which the Company will seek future stockholder votes on the Company's executive compensation.

Approval of the frequency of future advisory votes to approve executive compensation requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the 2017 Annual Meeting.

The Board of Directors recommends a vote for every "THREE YEARS" as the frequency of future advisory votes to approve executive compensation.

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APPROVAL OF THE FIVE STAR SENIOR LIVING INC. MANAGEMENT INCENTIVE PLAN (ITEM 4)

Stockholders are being asked to approve the Five Star Senior Living Inc. Management Incentive Plan (the "MIP"). The Board, and separately, the Compensation Committee, has unanimously adopted the MIP, subject to stockholder approval. A copy of the MIP is set forth as Annex A to this Proxy Statement. Stockholders are encouraged to review the terms of the MIP carefully. The following summary of the MIP is qualified in its entirety by reference to the full text of the MIP.

Purpose of the MIP

The purpose of the MIP is to encourage the executive officers of the Company to continue their efforts for the Company by providing opportunities for them to earn cash bonuses and share-based awards which are eligible to be treated as "qualified performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)").

Section 162(m)

Section 162(m) generally precludes a public company from taking a tax deduction for annual compensation in excess of $1 million paid to the Company's Chief Executive Officer or any of the Company's three next highest paid executive officers (excluding the Company's principal financial officer). This cap on deductible compensation is, however, subject to several exceptions, including an exception for "performance-based" compensation, which generally is compensation that meets certain requirements, including that (a) the compensation must be payable solely on account of the attainment of one or more objective, pre-established performance goals, (b) the performance goals must be established by a Compensation Committee comprised solely of two or more outside directors, (c) the material terms of the performance goals must be disclosed to and approved by stockholders before any of the performance-based compensation is paid, and (d) the Compensation Committee must certify in writing that the performance goals have been satisfied before such compensation is paid. Stockholder approval of the MIP is intended to constitute approval of the material terms of the performance goal under the MIP for purposes of the foregoing requirements and, therefore, provide the Company with the opportunity to maximize the deductibility of executive compensation for tax purposes.

Material Terms of the Five Star Senior Living Inc. Management Incentive Plan

The material features of the MIP are described below.

Eligibility

Eligibility to participate in the MIP is limited to individuals who are executive officers of the Company on the date the Compensation Committee determines the participants in the MIP for the applicable performance period. Participants in the MIP shall be selected by the Compensation Committee from those executive officers. The Company currently has four executive officers, and the Compensation Committee has selected all of them as participants in the MIP for the period October 2016 to September 2017.

Performance Objective

The performance objective under the MIP is the Company's "EBITDAR" which is defined in the MIP as the Company's earnings or loss excluding interest expense, income tax provision or benefit, depreciation and amortization expenses (including gain or loss on sales of fixed assets), real estate rent expense, gain

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or loss on extinguishment of debt, results of discontinued operations, unusual or infrequently occurring items, executive compensation under the MIP and litigation settlements. Each element of EBITDAR will be calculated in accordance with GAAP.

Administration

The MIP will be administered by the Compensation Committee and all members of the Compensation Committee must qualify at all relevant times as "outside directors" (as that term is defined in Section 162(m)).

MIP Process; Payment of Awards; Negative Discretion

Unless otherwise determined by the Compensation Committee, the performance period under the MIP will be the twelve month period commencing on October 1 of each calendar year and ending on September 30 of the following year. For each performance period, the maximum amount payable with respect to awards under the MIP shall be 5% of the Company's EBITDAR, if any, for such twelve month period (the "Plan Pool"). The Compensation Committee will allocate the percentage of the Plan Pool which may be earned by MIP participants generally during the first 90 days of the performance period and will have the discretion to pay awards in the form of cash or shares. Cash awards for a performance period will, to the extent earned and established by the Compensation Committee, be paid as soon as practicable following the Compensation Committee's determination of awards for that performance period, and in no event later than March 15th of the year immediately following the end of the performance period. Portions of awards payable in shares may be paid in the form of restricted or unrestricted Common Shares. If payment is made in restricted shares, the restricted shares may be subject to service-based vesting conditions which extend beyond the applicable performance period. Any share-based payment under the MIP will be issued pursuant to the Share Award Plan (or a successor plan).

The Compensation Committee has the ability (sometimes referred to as "negative discretion") to reduce the amount otherwise payable to any participant, or all of them in the aggregate. It is currently anticipated that the Compensation Committee will use "negative discretion" to reduce the amounts otherwise payable pursuant to the MIP.

Limitations

No participant may receive an award under the MIP for any one performance period in excess of fifty percent (50%) of the Plan Pool. The Compensation Committee will not have the discretion to increase the amount otherwise payable to a participant based upon the amount of the Plan Pool and the allocation to that participant of a percentage of such Plan Pool.

Equitable Adjustment

To the extent consistent with the requirements of the qualified performance-based compensation exemption from the application of Section 162(m), the Compensation Committee has the authority to make equitable adjustments to the performance measure in recognition of unusual or nonrecurring events affecting the Company or any subsidiary or affiliate or the financial statements of the Company or any subsidiary or affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in GAAP or in accounting principles applied by the Company.

Effectiveness of the MIP

Subject to obtaining stockholder approval, the MIP will be effective for awards beginning with the October 2016 to September 2017 performance period.

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New Plan Benefits

The following table sets forth information concerning the maximum percentage allocation of the Plan Pool to participants in the MIP selected by the Compensation Committee for the October 2016 to September 2017 performance period under the MIP, subject to stockholder approval.

Name	Allocated Percentage of Plan Pool(1)

Bruce J. Mackey Jr.	50%
Richard A. Doyle, Jr.	20%
R. Scott Herzig	15%
Katherine E. Potter	15%

(1)
Potential amounts payable under the MIP (if any) for the October 2016 to September 2017 performance period are not presently determinable, as such amounts are dependent on the Company's EBITDAR for such period.

Term; Amendment and Termination

Subject to obtaining stockholder approval, the MIP shall remain in effect until terminated by the Board or the Compensation Committee.

While it is anticipated that compensation paid under the MIP will constitute qualified performance-based compensation for purposes of Section 162(m), it is possible that it will not. The Company does not guarantee the tax treatment of compensation paid pursuant to the MIP. If the Company's stockholders do not approve the MIP, the MIP will not be effective.

Claw-back or Recoupment

Awards granted under the MIP shall be subject to any "claw-back" or recoupment policy of the Company in effect from time to time.

Other Information

Approval of the MIP requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the 2017 Annual Meeting.

The Board of Directors recommends a vote "FOR" the approval of the Five Star Senior Living Inc. Management Incentive Plan.

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RATIFICATION OF THE
APPOINTMENT OF RSM US LLP
AS INDEPENDENT AUDITORS (ITEM 5)

The Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace our independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors. The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the independent auditors and the associated fees.

The Audit Committee evaluates the performance of our independent auditors each year and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors and the auditors' technical expertise and knowledge of our operations and industry. In connection with the mandated rotation of the independent auditors' lead engagement partner, the Audit Committee and its chair consider the selection of the new lead engagement partner identified by the independent auditors.

Based on this evaluation, the Audit Committee has appointed RSM US LLP to serve as independent auditors for the fiscal year ending December 31, 2017. RSM US LLP has served as our independent auditors since October 6, 2014 when the Audit Committee approved the engagement of RSM US LLP as our independent registered public accounting firm and is considered by management and the Audit Committee to be well qualified. Further, the Audit Committee and the Board believe that the continued retention of RSM US LLP to serve as the independent registered public accounting firm is in the best interests of the Company and its stockholders.

The Audit Committee has determined to submit its selection of the independent auditors to the Company's stockholders for ratification. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint our independent auditors in the future.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to the Company by RSM US LLP for the fiscal years ended December 31, 2016 and 2015.

	2016 Fees(1)	2015 Fees

Audit Fees	$922,241	$882,423
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

(1)
The amount of audit fees for 2016 is based on the fees estimate provided by RSM US LLP to and approved by the Audit Committee for services provided to us by RSM US LLP, including in connection with the audit of the Company's 2016 financial statements and internal control over financial reporting. The final amount of the fees for those services may vary from the estimate provided.

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, the audit of internal control over financial reporting, work performed in connection with any registration statements and any applicable Current Reports on Form 8-K and the review of any of the Company's Quarterly Reports on Form 10-Q.

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Audit Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees. This category consists of services that are not included in the above categories.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has established policies and procedures that are intended to control the services provided by our independent auditors and to monitor their continuing independence. Under these policies, no services may be undertaken by our independent auditors unless the engagement is specifically approved by the Audit Committee or the services are included within a category that has been approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, our management is required to notify the Audit Committee when approved services are undertaken and the Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. Our Director of Internal Audit is responsible for reporting to the Audit Committee regarding compliance with these policies and procedures.

The Audit Committee will not approve engagements of the independent auditors to perform non-audit services for the Company if doing so will cause the independent auditors to cease to be independent within the meaning of applicable SEC or Nasdaq rules. In other circumstances, the Audit Committee considers, among other things, whether our independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the Public Company Accounting Oversight Board Rules.

All services for which the Company engaged RSM US LLP in 2016 and 2015 were approved by the Audit Committee. The total fees for audit provided by RSM US LLP in 2016 and 2015 are set forth above and include estimated fee amounts. The Company did not engage RSM US LLP to provide any non-audit services in 2016 and 2015.

Other Information

The Company has been advised by RSM US LLP that neither that firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in the Company or its subsidiaries.

One or more representatives of RSM US LLP will be present at the 2017 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the 2017 Annual Meeting. If stockholders fail to approve the proposal, the Board may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint our independent auditors in the future.

The Board of Directors recommends a vote "FOR" the ratification of the appointment of RSM US LLP as independent auditors.

66    FIVE STAR SENIOR LIVING INC.     2017 Proxy Statement

OTHER INFORMATION

At this time, the Company knows of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark
Secretary

Newton, Massachusetts
March 6, 2017

FIVE STAR SENIOR LIVING INC.     2017 Proxy Statement    67

ANNEX A

FIVE STAR SENIOR LIVING INC.
MANAGEMENT INCENTIVE PLAN

I.
Purpose of the Plan

The purpose of the Five Star Senior Living Inc. Management Incentive Plan (the "Plan") is to encourage the executive officers of Five Star Senior Living Inc. (the "Company") to continue their efforts for the Company by providing opportunities for them to earn cash bonuses and share-based awards (shares issued with respect to any share-based award hereunder shall be issued pursuant to the Five Star Quality Care, Inc. 2014 Equity Compensation Plan or a successor plan) which constitute "qualified performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (together with the regulations issued thereunder, "Section 162(m)").

II.
Administration

The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of the Company. All members of the Committee shall qualify at all relevant times as "outside directors" (as that term is defined in Section 162(m)). Without limitation, the Committee shall have the sole power and authority, consistent with the express terms of the Plan and the requirements of the qualified performance-based compensation exemption from the application of Section 162(m):

(a)
to select, subject to the eligibility requirements of Section IV, those employees of the Company or a subsidiary or affiliate who shall receive awards under the Plan ("Participants");

(b)
to determine all of the terms and conditions of awards (which need not be identical for each Participant or any award);

(c)
to make adjustments to the terms and conditions applicable to awards in accordance with Section VII;

(d)
to determine final award amounts to be paid to Participants (including the ability to exercise the discretion to reduce (but not increase) the amount of the award otherwise payable to a Participant);

(e)
to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

(f)
to construe and interpret the terms and provisions of the Plan and any award in its sole discretion; and

(g)
to make all other determinations deemed necessary or advisable for the administration of the Plan.

All decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Committee, nor any officer or employee of the Company or a subsidiary or affiliate acting on behalf of the Committee, shall be personally liable for any action, determination for consistency or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company or a subsidiary or affiliate acting on their behalf shall, to the extent permitted by law, be fully indemnified by the Company in respect of any such action, determination or interpretation.

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III.
Term

The Plan was adopted by the Board on December 7, 2016 (the "Effective Date"), subject to approval by the Company's stockholders at the 2017 Annual Meeting of Stockholders. Subject to obtaining such approval, the Plan shall remain in effect until terminated by the Board or the Committee.

IV.
Eligibility and Participation

Eligibility to participate in the Plan shall be limited to individuals who are executive officers of the Company on the date the Committee determines the Participants in the Plan for the applicable Plan year. Participants in the Plan shall be selected annually by the Committee from those executive officers eligible to participate in the Plan.

V.
Performance Period; Maximum Plan Funding Amount

Unless otherwise determined by the Committee, the performance period under the Plan shall be the 12 month period commencing on October 1 of each year and ending on September 30 of the following year. For each performance period, the maximum amount payable with respect to awards under the Plan shall be 5% of the Company's EBITDAR, if any, for such performance period (the "Plan Pool"). For purposes of the Plan, EBITDAR is defined as on Appendix A hereto, and each element of EBITDAR shall be determined in accordance with generally accepted accounting principles (and shall be subject to adjustment pursuant to Section VII).

VI.
Determination of Participants and Awards for a Performance Period; Contemplated Procedures

(a)
Not later than the 90th day of each performance period, or if shorter, prior to the time that 25% of the applicable performance period has elapsed (such 90 day or shorter period, the "Window Period"), the Committee shall establish in writing (i) the identity of each of the executive officers who will be Participants in the Plan for such performance period and (ii) the percentage of the aggregate Plan Pool which each Participant is eligible to earn for such performance period (referred to herein as the Participant's "Maximum Bonus Allocation"). In no event shall the aggregate Maximum Bonus Allocations to Participants for a performance period exceed 100% of the Plan Pool.

(b)
Notwithstanding anything in the Plan to the contrary, no Participant shall receive an award under the Plan for any one performance period in excess of 50% of the Plan Pool. Neither the termination of a Participant's employment prior to the payment of awards with respect to such performance period, the failure of a Participant to earn or be awarded some or all of his or her bonus hereunder (such as in the case of an exercise of the Committee's authority to reduce the amount of a bonus otherwise payable hereunder) nor any other event shall result in an increase in any other Participant's Maximum Bonus Allocation for a performance period.

(c)
As soon as practicable following the end of the applicable performance period, the Committee shall (i) certify in writing the amount of the Company's EBITDAR for the performance period (if any), (ii) calculate the amount of the Plan Pool based on such EBITDAR results and (iii) calculate each Participants' Maximum Bonus Allocation for the performance period. Following such certification and calculation, the Committee shall determine the Participants' annual cash bonus and annual share awards for the completed performance period. The value of the annual cash bonus and annual share awards for the completed performance period may not exceed the Participant's Maximum Bonus Allocation and may be reduced to a value less than the Participant's Maximum Bonus Allocation if the Committee determines in its sole discretion to reduce the amount payable (which determination need not be uniform as between Participants). For purposes of determining whether the value of the annual award exceeds the Participant's Maximum Bonus Allocation for the performance period, bonus awards shall be measured at their cash value and share awards, whether restricted or not, shall be valued at the closing price of

A-2    FIVE STAR SENIOR LIVING INC.     2017 Proxy Statement

    the Company's common stock on the last trading day prior to the date upon which the Committee makes its final bonus determination.

VII.
Equitable Adjustment

Solely to the extent consistent with the requirements of the qualified performance-based compensation exemption from the application of Section 162(m), the Committee shall have the authority to make equitable adjustments to the performance measure hereunder in recognition of unusual or nonrecurring events affecting the Company or any subsidiary or affiliate or the financial statements of the Company or any subsidiary or affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

VIII.
Payment of Awards

Cash awards for a performance period will, to the extent earned and established by the Committee under Sections VI and VII, be paid (subject to applicable withholding) as soon as practicable following the Committee's determination of awards for that performance period, and in no event later than March 15th of the year immediately following the performance period. Portions of awards payable in shares shall be paid in the form of restricted or unrestricted shares of the Company's common stock, which may be subject to service based vesting conditions which extend beyond the applicable performance period.

IX.
Code Section 409A

The intent of the Company is that payments and benefits under the Plan be exempt from the requirements of Section 409A of the Internal Revenue Code and the Plan shall be interpreted and administered in accordance with such intention.

X.
Other Provisions

(a)
Except as the Committee may otherwise determine in its sole discretion (subject in all cases to compliance with the qualified performance-based compensation exemption to Section 162(m)), termination of employment of a Participant for any reason prior to the payment of the award for a performance period shall result in such Participant ceasing to be eligible for an award under the Plan for such performance period.

(b)
The rights and interests of a participant under the Plan shall not be assigned, encumbered or transferred. No employee or other person shall have any claim or right to be granted an award under the Plan. Neither the Plan, nor any action taken thereunder, shall be construed as giving a Participant or other person any right to be retained in the employ of the Company or a subsidiary or affiliate.

(c)
The Company shall have the right to deduct from all payments made under the Plan any taxes required by law to be withheld with respect to such payment.

(d)
All questions pertaining to the validity, construction and administration of the Plan and any award hereunder shall be determined in conformity with the laws of the state in which the Company is organized.

(e)
The Board, in its sole discretion, may modify or amend any or all of the Plan at any time and, without notice, may suspend or terminate the Plan entirely.

(f)
All obligations of the Company under the Plan with respect to awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result

FIVE STAR SENIOR LIVING INC.     2017 Proxy Statement    A-3

    of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

  (g)
  Awards granted under the Plan shall be subject to any "claw-back" or recoupment policy of the Company in effect from time to time.

  (h)
  This Plan shall be unfunded and the Company shall not be required to establish any segregation of assets to assure payment of any awards made hereunder.

  (i)
  All amounts paid or payable under this Plan shall be subject to the Plan being approved by the Company's stockholders in accordance with the requirements of Section 162(m); provided that awards may be made hereunder in advance of, and subject to, such approval.

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 APPENDIX A

For purposes of the Plan, the Company's EBITDAR shall mean the Company's earnings or loss excluding interest expense, income tax provision or benefit, depreciation and amortization expenses (including gain or loss on sales of fixed assets), real estate rent expense, gain or loss on extinguishment of debt, results of discontinued operations, unusual or infrequently occurring items, executive compensation under this Plan and litigation settlements. Each element of EBITDAR listed in the previous sentence shall be calculated in accordance with GAAP.

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THANK YOU

Thank you for being a stockholder of
Five Star Senior Living Inc.

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time on May 14, 2017. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions. AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time on May 14, 2017. Have your proxy card in hand when you call and then follow the instructions. FIVE STAR SENIOR LIVING INC. C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m. Eastern time on the day before the reconvened meeting. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Five Star Senior Living Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Five Star Senior Living Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by e-mail or over the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E21447-P86105 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. FIVE STAR SENIOR LIVING INC. 1. Election of Directors. For Withhold ! ! For ! ! Abstain Nominee (for Independent Director in Group I): Barbara D. Gilmore Nominee (for Managing Director in Group I): Barry M. Portnoy For Against Abstain ! ! ! ! ! ! 4. Approval of the Five Star Senior Living Inc. Management Incentive Plan. Ratification of the appointment of RSM US LLP as independent auditors to serve for the 2017 fiscal year. 5. Against ! ! ! 2. Advisory vote to approve executive compensation. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1, FOR PROPOSAL 2, THREE YEARS ON One Year Two Years Three Years PROPOSAL 3 AND FOR PROPOSALS 4 AND 5. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. Abstain 3. Advisory vote on the frequency of future advisory votes to appr ove executive compensation. ! ! ! ! ! For address changes, please check this box and write them on the back where indicated. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer, indicating title. If a partnership, please sign in partnership name, by authorized person, indicating title.) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date V.1.1 The Board of Directors Recommends a Vote for THREE YEARS on Proposal 3. The Board of Directors Recommends a Vote FOR Proposal 4 and FOR Proposal 5. The Board of Directors Recommends a Vote FOR all Nominees for Director in Proposal 1 and FOR Proposal 2.

FIVE STAR SENIOR LIVING INC. ANNUAL MEETING OF STOCKHOLDERS May 15, 2017, 9:30 a.m., Eastern time Two Newton Place, 255 Washington Street, Suite 100 Newton, Massachusetts 02458 Upon arrival, please present photo identification at the registration desk. Please see the Proxy Statement for additional attendance instructions. The 2017 Annual Meeting of Stockholders of Five Star Senior Living Inc. will address the following items of business: 1. Election of the Directors named in the Proxy Statement to the Company's Board of Directors; Advisory vote to approve executive compensation; Advisory vote on the frequency of future advisory votes to approve executive compensation; Approval of the Five Star Senior Living Inc. Management Incentive Plan; and Ratification of the appointment of RSM US LLP as independent auditors to serve for the 2017 fiscal year. 2. 3. 4. 5. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1, FOR PROPOSAL 2, THREE YEARS ON PROPOSAL 3 AND FOR PROPOSALS 4 AND 5. E21448-P86105 FIVE STAR SENIOR LIVING INC. 400 Centre Street Newton, MA 02458 Proxy Important Notice Regarding Internet Availability of Proxy Materials: The proxy materials for the 2017 Annual Meeting of Stockholders of Five Star Senior Living Inc. (the "Company"), including the Company's annual report and proxy statement, are available on the internet. To view the proxy materials or vote online or by telephone, please follow the instructions on the reverse side hereof. This proxy is solicited on behalf of the Board of Directors of Five Star Senior Living Inc. The undersigned stockholder of the Company hereby appoints Jennifer B. Clark, Bruce J. Mackey Jr. and Katherine E. Potter, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2017 Annual Meeting of Stockholders of the Company to be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on May 15, 2017, at 9:30 a.m., Eastern time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the proxy statement, which includes the notice of 2017 Annual Meeting of Stockholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1, FOR PROPOSAL 2, THREE YEARS ON PROPOSAL 3 AND FOR PROPOSALS 4 AND 5. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy. (If you noted any address changes above, please mark the corresponding box on the reverse side.) V.1.1 Address Changes:

QuickLinks

Notice of 2017 Annual Meeting of Stockholders and Proxy Statement
Audit Committee
Compensation Committee
Nominating and Governance Committee
Quality of Care Committee
FIVE STAR SENIOR LIVING INC. MANAGEMENT INCENTIVE PLAN
APPENDIX A